UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Newmont Mining Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Newmont Mining Corporation 1700 Lincoln Street Denver, CO 80203 USA

Notice of 2005 Annual Meeting of Stockholders

To the Holders of Newmont Mining Corporation Common Stock:

To the Holders of Newmont Mining Corporation of Canada Limited Exchangeable Shares:

To the Holders of Newmont Mining Corporation CHESS Depository Interests:

Notice is hereby given that the Annual Meeting of Stockholders of Newmont Mining Corporation will be held at 10:00 a.m., local time, on Wednesday, April 27, 2005, in Ballroom A, Brown Palace Hotel, 321 17th Street, Denver, Colorado, USA, to:

1.	Elect directors;

2.	Ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditor for 2005;

3.	Consider and act upon a proposal to approve the Company’s 2005 Stock Incentive Plan; and

4.	Transact such other business that may properly come before the meeting.

All stockholders are cordially invited to attend the meeting in person. If you are unable to attend the meeting in person, please mark, sign and date the enclosed proxy card or voting instruction form and return it promptly in the enclosed envelope. In certain instances, you can vote over the telephone or Internet as described on the enclosed proxy card or voting instruction form. Your vote is important so that your shares will be represented and voted at the meeting even if you cannot attend.

By Order of the Board of Directors

SHARON E. THOMAS

Vice President and Secretary

March 17, 2005

YOUR VOTE IS IMPORTANT

2005 Proxy Statement

PROXY STATEMENT

General Information

This proxy statement is furnished to holders of Newmont Mining Corporation common stock, Newmont Mining Corporation of Canada Limited exchangeable shares, and Newmont Mining Corporation CHESS Depository Interests in connection with the solicitation of proxies on behalf of the Board of Directors of Newmont Mining Corporation (“Newmont” or the “Company”) to be voted at the Annual Meeting of Stockholders of Newmont on April 27, 2005. Stockholders of record at the close of business on March 3, 2005 are entitled to notice of and to vote at the meeting and at all adjournments.

Stockholders Entitled to Vote.

The holders of record of the following securities at the close of business on March 3, 2005 (the “Record Date”) are entitled to vote at Newmont’s 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, April 27, 2005:

•	common stock of the Company, par value $1.60 per share (the “Newmont Common Stock”), of which there were 409,987,107 shares outstanding as of the Record Date (including shares represented by the Newmont CHESS Depository Interests (“CDIs”) referred to below);

•	exchangeable shares of Newmont Mining Corporation of Canada Limited, a Canadian corporation (“Newmont Canada”), of which there were 35,698,488 shares (the “Newmont Exchangeable Shares”) as of the Record Date entitled to vote pursuant to the terms of the Newmont Special Voting Stock described below; and

•	CDIs, of which there were 56,311,123 outstanding as of the Record Date, which vote on a ten-for-one basis.

Voting Your Shares.

Newmont Common Stock. Each share of Newmont Common Stock that you own entitles you to one vote. Your proxy card shows the number of shares of Newmont Common Stock that you own.

•	You may vote your shares by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy” (each or any of the individuals named on the proxy card) will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Newmont Board of Directors.

•	You may vote by telephone or by the Internet by following instructions that are included with your proxy card. If you vote by telephone or the Internet, you do not need to return your proxy card.

•	You may attend the Annual Meeting and vote in person. We will give you a ballot when you arrive. However, if your stock is held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. This is the only way we can be sure that the broker, bank or other nominee has not already voted your shares on your behalf.

Newmont Exchangeable Shares. Each Newmont Exchangeable Share that you own has economic rights (such as the right to receive dividends and other distributions) that are, as nearly as practicable, equivalent to those of shares of Newmont Common Stock. Holders of Newmont Exchangeable Shares have a right through a Voting and Exchange Trust Agreement (the “Voting Agreement”) to vote at stockholders’ meetings of the Company. The Newmont Exchangeable Shares, however, are not shares issued by Newmont and, therefore, a holder of Exchangeable Shares is not a registered stockholder of Newmont, but is a registered shareholder of Newmont Canada. The Newmont Exchangeable Shares are exchangeable at the option of the holders into Newmont Common Stock on a one-for-one basis.

There are two ways to vote your Newmont Exchangeable Shares.

•	You may vote by signing and returning the enclosed Voting Instruction Form. This form permits you to instruct Computershare Trust Company of Canada, as trustee under the Voting Agreement (the “Trustee”), to vote at the Annual Meeting. The Trustee holds one share of special voting stock of the Company (the “Newmont Special Voting Stock”) that is entitled to vote on all matters on which the shares of Newmont Common Stock vote. The share of Newmont Special Voting Stock has a number of votes in respect to the Annual Meeting equal to the lesser of (a) the number of Newmont Exchangeable Shares outstanding on the Record Date (other than Newmont Exchangeable Shares held by Newmont or its affiliates) or (b) 10% of the total number of votes attaching to the Newmont Common Stock then outstanding. Based upon the foregoing, the Trustee will be entitled to cast up to 35,698,488 votes at the Annual Meeting. The Trustee must receive your voting instructions by 5:00 p.m. in Toronto, Ontario, Canada, on April 21, 2005. This will give the Trustee time to tabulate the voting instructions and vote on your behalf. The Trustee will exercise each vote attached to the Newmont Special Voting Stock only on the basis of instructions received from the relevant holders of Newmont Exchangeable Shares. In the absence of instructions from a holder as to voting, the Trustee will not have any voting rights with respect to such Newmont Exchangeable Shares.

•	You may attend the Annual Meeting and vote in person. As a holder of Newmont Exchangeable Shares, you may attend the Annual Meeting in person to vote directly the number of votes to which you are entitled. Please refer to the Notice to Exchangeable Shareholders and Voting Instruction Form enclosed with this proxy material for additional instructions on voting at the meeting.

Newmont CDIs. The Newmont CDIs are units of beneficial ownership in Newmont Common Stock held by CHESS Depository Nominees Pty Ltd (ACN 071 346 506) (“CDN”), a wholly-owned subsidiary of the Australian Stock Exchange Limited (ACN 008 624 691). References to Newmont Mining Corporation for purposes of Australian equity holders are to “Newmont Mining Corporation ARBN 099 065 997, organized in Delaware with limited liability,” and principally regulated in accordance with the laws and rules of Delaware. Since July 1, 2002, Newmont CDIs have traded on the Australian Stock Exchange (“ASX”) as a Foreign Exempt Listing granted by the ASX, which provides an ancillary trading facility to the Company’s primary listing on the New York Stock Exchange. Newmont CDIs entitle holders to dividends and other rights economically equivalent to Newmont Common Stock on a ten-for-one basis. CDN, as the stockholder of record (or its proxy or substitute), will vote the underlying shares of Newmont Common Stock in accordance with the directions of the CDI holders. Your CDI Voting Instruction Form shows the number of Newmont CDIs that you own.

•	You may vote by signing and returning the enclosed CDI Voting Instruction Form. Newmont has appointed National Shareholder Services Pty Ltd in Adelaide, South Australia, Australia, as its agent with respect to the collection and processing of voting instructions from Newmont CDI holders. The enclosed CDI Voting Instruction Form permits you to instruct National Shareholder Services to vote your Newmont CDIs on your behalf. National Shareholder Services must receive your voting instructions by 5:00 p.m., Adelaide time, on April 22, 2005, to give them enough time to tabulate the voting instructions on your behalf.

•	You may attend the Annual Meeting; however, to vote your shares, please use the enclosed CDI Voting Instruction Form as described above.

Revocation of Proxy or Voting Instruction Form.

Revocation of Newmont Common Stock Proxy. A stockholder who executes a proxy may revoke it by delivering to the Secretary of the Company, at any time before the proxies are voted, a written notice of revocation bearing a later date than the proxy, or attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Written notice revoking a proxy should be sent to the attention of the Secretary of the Company at 1700 Lincoln Street, Denver, Colorado 80203. A stockholder may substitute another person in place of those persons presently named as proxies.

Revocation of Exchangeable Shares Voting Instruction Form. A registered holder of Newmont Exchangeable Shares who has submitted a Voting Instruction Form may revoke the Voting Instruction Form by completing and signing a Voting Instruction Form bearing a later date and depositing it with the Trustee. No notice of revocation or later-dated Voting Instruction Form, however, will be effective unless received by the Trustee prior to 5:00 p.m., Toronto time, on April 21, 2005.

A non-registered holder of Newmont Exchangeable Shares may revoke a Voting Instruction Form at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a Voting Instruction Form that is not received by the intermediary at least ten days prior to the Annual Meeting.

Revocation of Newmont CDI Voting Instruction Form. A holder of Newmont CDIs who has completed and returned a CDI Voting Instruction Form (in the manner described above) may revoke the directions to CDN contained therein by delivering to National Shareholder Services, 100 Hutt Street, Adelaide 5000, South Australia, Australia, no later than April 22, 2005, a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent.

Quorum, Tabulation and Broker Non-Votes and Abstentions.

Quorum. The holders of a majority of the outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. For purposes of determining the presence of a quorum, “shares of capital stock of the Company” include all shares of Newmont Common Stock (including shares represented by Newmont CDIs) and the maximum number of shares of Newmont Common Stock that the Trustee of the Newmont Exchangeable Shares is entitled to vote at the Annual Meeting.

Tabulating Votes. Votes at the Annual Meeting will be tabulated by two inspectors of election who will be appointed by the Chairman of the meeting and who will not be candidates for election to the Board of Directors. The inspectors of election will treat shares of capital stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Broker Non-Votes and Abstentions. Abstentions and broker “non-votes” as to particular matters are counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Abstentions have the same effect as votes against proposals presented to stockholders. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions to do so from the beneficial owner.

Votes Required to Approve the Proposals.

Election of Directors. Directors will be elected by a favorable vote of a plurality (meaning the largest number of votes cast) of those shares of capital stock present and entitled to vote, in person or by proxy, at the Annual Meeting. A stockholder may withhold votes from any or all nominees.

Ratify PricewaterhouseCoopers LLP as the Company’s Independent Auditors for 2005. The affirmative vote of a majority of the shares present and entitled to vote, in person or by proxy, at the Annual Meeting is required to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2005.

2005 Stock Incentive Plan. Approval of the 2005 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast on this proposal in person or represented by proxy at the Annual Meeting, provided that the total votes cast represents more than 50% of all the shares of the Corporation’s capital stock entitled to vote on this proposal. Shares held by brokers who do not have discretionary authority to vote on this proposal and who have not received voting instructions from beneficial owners are not counted or deemed to be present or represented for the purpose of determining whether this proposal has been approved. Abstentions are treated as shares present or represented and are counted in tabulation of the votes cast on this proposal. Abstentions have the same effect as voting against this proposal.

Other Items. If any other items are presented at the Annual Meeting, they must receive an affirmative vote of a majority of the shares present and entitled to vote, in person or by proxy, in order to be approved.

Solicitation Costs.

The enclosed proxy and/or Voting Instruction Form is solicited by the Board of Directors of the Company. This proxy material will be mailed to the holders of Newmont Common Stock, Newmont CDIs and Newmont Exchangeable Shares on or about March 24, 2005. In addition to solicitation by mail, solicitation of proxies and Voting Instruction Forms may be made by certain officers and employees of the Company by mail, telephone or in person. The Company has retained Georgeson Shareholder Communications Inc. to aid in the solicitation of brokers, banks, intermediaries and other institutional holders in the United States and Canada for a fee of US$14,000. All costs of the solicitation of proxies will be borne by the Company. The Company also will reimburse brokerage firms and others for their expenses in forwarding proxy materials to beneficial owners of Newmont Common Stock, Newmont CDIs and Newmont Exchangeable Shares.

Notes to Participants in Employee Retirement Savings Plans.

Participants in the Retirement Savings Plan of Newmont and Retirement Savings Plan for Hourly-Rated Employees of Newmont. If you are a participant in the Retirement Savings Plan of Newmont or Retirement Savings Plan for Hourly-Rated Employees of Newmont (the “Retirement Savings Plans”) and hold Newmont Common Stock in the Retirement Savings Plans, shares of Newmont Common Stock which are held for you under the Retirement Savings Plans, as applicable, may be voted through the proxy card accompanying this mailing. The Retirement Savings Plans are administered by The Vanguard Group, as trustee. The trustee, as the stockholder of record of the Newmont Common Stock held in the Retirement Savings Plans, will vote the shares held for you in accordance with the directions you give on the enclosed proxy card, provided that you return the proxy card duly signed and dated to the address indicated on the enclosed envelope. If the proxy cards representing shares of Newmont Common Stock held under the Retirement Savings Plans are not returned duly signed and dated, the Trustee will vote the shares in the same proportion as it votes shares as to which directions have been received.

Participants in the Canadian Employee Share Savings Program. If you are a participant in the Employee Share Savings Program, a non-registered Canadian Savings Plan (“Savings Plan”), shares of Newmont Common Stock that are held for you under this Savings Plan may be voted through the proxy card accompanying this mailing. The Savings Plan is administered by Sun Life Financial (“Sun Life”). Sun Life, as the stockholder of record of the Newmont Common Stock held in the Savings Plan, will vote the shares held for you in accordance with the directions you give on the enclosed proxy card, provided that you return the proxy card duly signed and dated to the address indicated on the enclosed envelope. If the proxy cards representing shares of Newmont Common Stock held under the Savings Plan are not returned duly signed and dated, your shares will not be voted.

Stockholder Proposals for 2006 Annual Meeting.

For a stockholder proposal, including a proposal for the election of a director, to be included in the proxy statement and form of proxy for the 2006 Annual Meeting, the proposal must have been received by us at our principal executive offices no later than November 23, 2005. Proposals should be sent to the attention of the Secretary of the Company at 1700 Lincoln Street, Denver, Colorado 80203 USA. We are not required to include in our proxy statement and form of proxy a stockholder proposal that was received after that date or otherwise fails to meet the requirements for stockholder proposals established by regulations of the United States Securities and Exchange Commission.

In addition, under our bylaws, stockholders must give advance notice of nominations for a director or other business to be addressed at the 2006 Annual Meeting no later than the close of business on February 28, 2006. The advance notice must have been delivered to the attention of the Secretary of the Company at 1700 Lincoln Street, Denver, Colorado 80203 USA.

Proposal No. 1—Election of Directors

Nominees.

Each of the 12 persons named below is a nominee for election as a director at the Annual Meeting for a term of one year or until his successor is elected and qualifies. Unless authority is withheld, the proxies will be voted for the election of such nominees. All such nominees are currently serving as directors of the Company. All such nominees were elected to the Board of Directors at the last Annual Meeting, except for Mr. Roth who was elected to the Board of Directors in September 2004. If any such nominee cannot be a candidate for election at the Annual Meeting, then the proxies will be voted either for a substitute nominee designated by the Board of Directors or for the election only of the remaining nominees.

The following table sets forth information as to each nominee for election, including his age (as of the Record Date), background and principal occupations, including public company directorships:

Nominee	Director Since
GLEN A. BARTON (65) Retired Chairman and Chief Executive Officer of Caterpillar Inc., having served in that position from 1999 to February 2004. Vice Chairman thereof from 1998 to 1999 and Group President from 1990 to 1998. Director of Inco Limited and Valmont Industries, Inc.	2001
VINCENT A. CALARCO (62) Retired Chairman of Crompton Corporation, a specialty chemical company, having served in that position from 1996 to July 2004. President and Chief Executive Officer thereof from April 1985 to January 2004. Director of Consolidated Edison, Inc.	2000
MICHAEL S. HAMSON (64) Chairman, Hamson Consultants Pty Ltd, a consulting company, since 1987; Joint Chairman and Chief Executive Officer of McIntosh Hamson Hoare Govett Limited (now Merrill Lynch Australia) from 1972 to 1986 and Director and Deputy Chairman of Normandy Mining Limited from 1987 to 2002.	2002
LEO I. HIGDON, JR. (58) President of College of Charleston since 2001, President of Babson College from 1997 to 2001 and Dean and Charles C. Abbott Professor of the Darden Graduate School of Business Administration at the University of Virginia from 1993 to 1997. Director of Crompton Corporation, Eaton Vance Corp. and HealthSouth Corporation.	1995
PIERRE LASSONDE (57) President of Newmont since 2002, Co-Chief Executive Officer of Franco-Nevada Mining Corporation Limited from 1999 to 2002 and President thereof from 1982 to 2002, President and Chief Executive Officer of Euro-Nevada Mining Corporation Limited from 1985 to 1999 and Director of Normandy Mining Limited from 2001 to 2002. Director of Enghouse Systems Limited.	2002
ROBERT J. MILLER (59) Partner at Jones Vargas, a law firm, since 1999, Partner at Miller and Behar Strategies since January 2003, and Governor of the State of Nevada from 1989 to 1999. Director of Zenith National Insurance Corp., America West Holdings Corporation, International Game Technology and Wynn Resorts, Limited.	1999

Nominee	Director Since
WAYNE W. MURDY (60) Chairman of the Board of Newmont since 2002 and Chief Executive Officer since 2001, President thereof from 1999 to 2002, Executive Vice President and Chief Financial Officer from 1996 to 1999 and Senior Vice President and Chief Financial Officer from 1992 to 1996. Director of TransMontaigne, Inc.	1999
ROBIN A. PLUMBRIDGE (69) Retired Chairman of Gold Fields of South Africa Limited, a natural resources company, having served in that position from 1980 to 1997, and Chief Executive Officer thereof from 1980 to 1995. Director of Standard Bank Group Limited.	1983
JOHN B. PRESCOTT (64) Chairman of ASC Pty Limited since 2000. Retired executive of The Broken Hill Proprietary Company Limited, a natural resources company, and Managing Director and Chief Executive Officer thereof from 1991 to 1998. Director of Normandy Mining Limited from 1999 to 2002.	2002
DONALD C. ROTH (61) Managing Partner of EMP Global LLC, an international private equity firm, since 1992. Member of Advisory Committee to the National Treasury Management Agency, Commissioner of Ireland’s National Pension Reserve Fund and Advisory Council member of the John Hopkins University Paul H. Nitze School of Advanced International Studies. Vice President and Treasurer of the World Bank from 1988 to 1992. Director of ISEQ® Exchange Traded Fund Public Limited Company.	2004
SEYMOUR SCHULICH (65) Chairman of Newmont Capital Limited(1) since 2002, Chairman and Co-Chief Executive Officer of Franco-Nevada Mining Corporation Limited from 1999 to 2002, Chairman and Chief Executive Officer of Franco-Nevada Mining Corporation Limited from 1982 to 1999, and Chairman of Euro-Nevada Mining Corporation Limited from 1985 to 1999. Director of BlackRock Ventures Inc.	2002
JAMES V. TARANIK (64) Director of the Mackay School of Earth Sciences and Engineering at the University of Nevada, Reno since January 2004. Dean of Mackay School of Mines at the University of Nevada, Reno, from February 2003 to January 2004. Regents Professor and Arthur Brant Chair of Geophysics; President and Chief Executive Officer Emeritus of Desert Research Institute, University and Community College System of Nevada, an environmental research organization, since 1998.	1986

(1)	A subsidiary of Newmont.

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ALL OF THE FOREGOING NOMINEES AND, UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE PROXIES NAMED THEREON INTEND SO TO VOTE.

Independence of Directors.

Each of the nominees for election as director are independent of management and the Company, except for Mr. Murdy and Mr. Lassonde, who are officers of the Company, and Mr. Schulich, who is an officer of and a consultant for a subsidiary of the Company. The Board of Directors has determined that the members designated as “independent” have no relationship with the Company that may interfere with the exercise of their independence from management and the Company. In making the independence determination, the Board considered the listing standards of the New York Stock Exchange and the Company’s Corporate Governance

Guidelines. Among other factors, the Board considered current or previous employment with the Company, its auditors or their affiliates by the director or his immediate family members, ownership of voting securities of the Company, and material relationships with the Company.

With respect to material relationships, the following relationships are not considered material for purposes of assessing independence: service as an officer, director, employee or trustee or greater than five percent beneficial ownership in (a) a supplier to the Company if the annual sales to the Company are less than $1 million or two percent of the gross revenues or sales of the supplier; (b) a lender to the Company if the total amount of the Company’s indebtedness to such lender is less than one percent of the total consolidated assets of the lender; or (c) a charitable organization if the total amount of the Company’s total annual charitable contributions to the organization are less than $1 million or two percent of that organization’s total annual gross receipts (excluding any amounts received through the Company’s employee matching program for charitable contributions), whichever is greater.

Governor Robert Miller is a partner in the law firm of Jones Vargas in Las Vegas, Nevada. Because one of the Company’s regular law firms merged with Jones Vargas in 2004, the Company intends to retain Jones Vargas from time to time on Nevada regulatory and legal matters in the future. Total fees for 2004 were less than $60,000 and represented a de minimis amount of the firm’s total revenues. Dr. James V. Taranik is the director of the Mackay School of Earth Sciences and Engineering at University of Nevada, Reno. The Company donated $517,000 to the University of Nevada Foundation in 2004, for the benefit of mining education at the Mackay School of Earth Sciences and Engineering. Dr. Taranik is not a director, trustee or employee of the University of Nevada Foundation, and the Company’s donation to the Foundation constituted less than 2% of the Foundation’s charitable receipts in 2004. The Board of Directors has considered both of these circumstances and determined that neither constitutes a material relationship with the Company that would affect independence.

Stock Ownership of Directors and Executive Officers.

As of March 3, 2005, the directors and executive officers of the Company as a group beneficially owned, in the aggregate, the following:

Directors and Executive Officers Beneficial Ownership of Newmont Common Stock (including Newmont CDIs) and Newmont Exchangeable Shares	10,071,376

Percent of Voting Power of Outstanding Capital Stock	2.3%

Except as set forth below, no director or executive officer beneficially owned (a) more than 1% of the outstanding shares of Newmont Common Stock or Newmont Exchangeable Shares, or (b) shares with voting power in excess of 1% of the voting power of the outstanding capital stock of the Company. Each director and executive officer has sole voting power and dispositive power with respect to all shares beneficially owned by them, except as set forth below.

Messrs. Lassonde and Schulich beneficially owned 2,446,681 and 5,000,393 shares, respectively, of Newmont Exchangeable Shares, constituting in the aggregate 6.9% and 14%, respectively, of the outstanding Newmont Exchangeable Shares.

Mr. Lassonde owned less than 1% of the voting power of the outstanding capital stock of the Company, and Mr. Schulich owned 1.12% of the voting power of the outstanding capital stock of the Company, which is comprised of 35,698,488 Exchangeable Shares and 409,987,107 shares of Newmont Common Stock (including shares represented by Newmont CDIs) on the Record Date.

The following table sets forth the beneficial ownership of Newmont Common Stock, including shares in the form of Newmont CDIs and Newmont Exchangeable Shares, which are exchangeable into Newmont Common Stock on a one-for-one basis, as of March 3, 2005 held by (a) each current director and nominee; (b) the Chief Executive Officer and each of the other four most highly compensated executive officers (the “Named Executive Officers”); and (c) all current directors and executive officers as a group. The address for each of the named individuals below is c/o Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203.

Name of Beneficial Owner	Shares Owned		Restricted Stock(1)		401(k) Plan(2)	Option Shares(3)	Beneficial Ownership Total
Non-Employee Directors
Glen A. Barton	3,717		–0–		–0–	2,925	6,642
Vincent A. Calarco	4,686		–0–		–0–	–0–	4,686
Michael S. Hamson	12,164	(4)	–0–		–0–	–0–	12,164	(4)
Leo I. Higdon, Jr.	8,260		–0–		–0–	–0–	8,260
Robert J. Miller	5,698		–0–		–0–	–0–	5,698
Robin A. Plumbridge	11,395		–0–		–0–	–0–	11,395
John B. Prescott	4,021	(5)	–0–		–0–	–0–	4,021	(5)
Michael K. Reilly	23,901		–0–		–0–	–0–	23,901
Donald C. Roth	1,081		–0–		–0–	–0–	1,081
Seymour Schulich	5,000,393	(6)	–0–		–0–	–0–	5,000,393	(6)
James V. Taranik	9,228		–0–		–0–	–0–	9,228

Named Executive Officers
Wayne W. Murdy	57,433		77,001		2,091	446,665	583,190
Pierre Lassonde	2,457,169	(7)	34,180		–0–	183,332	2,674,681	(7)
David H. Francisco	22,048		31,829		5,690	365,665	425,232
Bruce D. Hansen	24,296		25,938		5,497	213,331	269,062
John A. S. Dow	25,629		26,564		1,612	441,241	495,046
All directors and executive officers as a group, including those named above (28 persons)	7,764,447		292,235	(8)	24,090	1,990,604	10,071,376	(8)

(1)	Restricted shares of Newmont Common Stock and restricted stock units of Newmont were awarded under the Company’s 1999 Employees Stock Plan. Restricted stock can be voted, but is subject to forfeiture risk or other restrictions. See footnote 8 below for a description of restricted stock units.

(2)	Equivalent shares of Newmont Common Stock held by the trustee of the Company’s Retirement Savings Plan. Each participant in such plan instructs the trustee as to how the participant’s shares should be voted.

(3)	Shares of Newmont Common Stock that the directors or executive officers have the right to acquire through stock option exercises within 60 days after March 3, 2005.

(4)	Includes 97,434 Newmont CDIs representing beneficial ownership of 9,743 shares of Newmont Common Stock on a ten-for-one basis, and 2,421 shares of Newmont Common Stock. Included in the 97,434 Newmont CDIs, Mr. Hamson shares voting and investment power with respect to such shares (representing 4,800 shares of Newmont Common Stock on a ten-for-one basis) held through an Australian proprietary company, as trustee for the benefit of Mr. Hamson’s spouse.

(5)	Includes 1,600 shares of Newmont Common Stock held in trust for Mr. Prescott’s Superannuation Fund. Mr. Prescott’s spouse is also a director of the trust.

(6)	Newmont Exchangeable Shares that are exchangeable one for one for Newmont Common Stock.

(7)	Includes 2,446,681 Newmont Exchangeable Shares that are exchangeable one for one for Newmont Common Stock. Mr. Lassonde is deemed to have shared voting and investment power with respect to 28,032 Newmont Exchangeable Shares held for the benefit of a family trust.

(8)	Includes 13,216 restricted stock units (“RSUs”) and 9,933 RSUs for Mr. Lassonde and Mr. Paul Dowd, an executive officer, respectively, awarded under the Corporation’s 1999 Employees Stock Plan. RSUs are awarded to employees in certain foreign jurisdictions. Prior to vesting, a holder of RSUs does not have the right to vote the underlying shares or receive any dividends. The RSUs vest in three equal increments over three years. Upon vesting, the holder of RSUs is entitled to receive one share of Newmont Common Stock for each restricted stock unit.

Stock Ownership of Certain Beneficial Owners.

The following table sets forth information with respect to each person known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities. The share information contained herein is based on filings with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percentage of Class
FMR Corp. 82 Devonshire Street Boston, MA 02109	Common Stock	29,136,212	(1)	7.144%
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	Common Stock	27,725,000	(2)	6.8%

(1)	As of December 31, 2004, FMR Corp. (“FMR”) beneficially owned 29,136,212 shares of Newmont Common Stock. FMR is a parent company and its report also covered interests owned or controlled by its affiliates. FMR reported sole power to vote 3,228,440 shares and sole power to dispose of 29,136,212 shares. It did not share power to vote or to dispose of any shares.

(2)	As of December 31, 2004, Capital Research and Management Company (“CRMC”) beneficially owned 27,725,000 shares of Newmont Common Stock. CRMC is a registered investment adviser that provides investment advisory services to various investment companies registered under Section 8 of the Investment Company Act of 1940. CRMC reported that it had sole power to dispose of all such shares, but no power to vote the shares. It disclaimed beneficial ownership of all reported shares.

Directors Compensation.

Non-employee directors are entitled to receive the following annual compensation for their Board service:

Annual Retainer:	$40,000 for each Director
$ 5,000 for Lead Director
$15,000 for the Chairman of the Audit Committee
$ 5,000 for each Audit Committee Member
$ 5,000 for the Chairman of each Standing Committee

Attendance Fees:	$ 1,500 for each Board Meeting
$ 1,500 for each Board Committee Meeting

Stock Award:	$25,000 of Newmont Common Stock each year pursuant to the Non-Employee Directors Stock Plan described below; to be increased to $50,000 in 2005 and thereafter, assuming approval of the 2005 Stock Incentive Plan as described in Proposal No. 3 of this Proxy Statement. The fair market value is determined on the award date.

Charitable Gift Program:

$2,500 annual charitable contribution by Newmont made in the name of the Board member

$2,500 annual matching contribution to charitable organizations

$5,000 annual matching contribution to educational organizations

Until July 28, 2004, non-employee directors were entitled to receive $35,000 per year for serving as directors, and a fee of $1,000 per meeting of the Board of Directors or committee of which he was a member. On July 28, 2004, retainers were established for the Lead Director and members of the Audit Committee, in recognition of the additional time and effort devoted by those individuals. In 2004, non-employee directors received the following compensation:

2004 Non-Employee Directors Compensation.

Name	Retainer, Board and Committee Fees	Annual Stock Award
Glen A. Barton	$58,500	$25,000
Vincent A. Calarco	$57,240	$25,000
Michael S. Hamson	$57,240	$25,000
Leo I. Higdon, Jr	$63,740	$25,000
Robert J. Miller	$54,870	$25,000
Robin A. Plumbridge	$72,240	$25,000
John B. Prescott	$55,870	$25,000
Michael K. Reilly	$55,870	$25,000
Donald C. Roth	$6,819	$25,000
Seymour Schulich	$45,370	—	(1)
James V. Taranik	$53,870	$25,000

(1)	See Agreements below.

Non-Employee Directors Stock Plan. Pursuant to the Company’s 2000 Non-Employee Directors Stock Plan (the “Directors Stock Plan”), non-employee directors receive the equivalent of $25,000 in shares of common stock of the Company annually on the first business day following their election or re-election at the Company’s Annual Meeting. If a person becomes a non-employee director in any calendar year after the date of the Company’s Annual Meeting held in such calendar year, such person will receive the equivalent of $25,000 of shares of Common Stock of the Company on the first business day following such person’s election as a director of the Company. If approved by the Stockholders, the 2005 stock awards to non-employee directors will be issued from the 2005 Stock Incentive Plan (the “2005 Plan”), as described in Proposal No. 3 of this Proxy Statement, and no further awards will be made from the Directors Stock Plan. Under the directors compensation program approved by the Board on July 28, 2004, non-employee directors will receive $50,000 worth of shares of Common Stock of the Company beginning in 2005, with vesting requirements or share transfer restrictions as specified by the Board.

Retirement. The Company’s retirement policy for non-employee directors provides that, except at the request of the Board of Directors, no non-employee director may stand for reelection to the Board of Directors after reaching age 72. Unless otherwise agreed in advance, employee directors retire from the Board of Directors when they retire from employment with the Company. The Company has no current retirement plan for non-employee directors, but certain non-employee directors serving on the Board have been grandfathered under the previous plan. On retirement from the Board of Directors at any time after attaining age 65, a non-employee director who was serving on the Board of Directors on January 27, 1999 and who is not entitled to a pension under the Company’s Pension Plan and who has served for at least ten consecutive years as a director of the Company is entitled to be paid an annual sum of $50,000 for life.

Agreements. As a director of the Company, Mr. Schulich is entitled to receive the annual cash retainer and attendance fees described above and to participate in the charitable gift program. Mr. Schulich also receives (a) $25,000 in cash per year for serving as the non-executive chairman of Newmont Capital Limited, a wholly-owned subsidiary of the Company (“Newmont Capital”), and (b) $250,000 in cash per year pursuant to a Consulting Agreement with Newmont Capital, entered into on April 1, 2002, as amended in 2004 and expiring on March 31, 2008, under which he provides general merchant banking advice and guidance. Under the amended Consulting Agreement, Mr. Schulich is entitled to a payment of $750,000 upon termination of the Consulting Agreement by either party. Mr. Schulich does not participate in the Directors Stock Plan.

Pierre Lassonde, President of the Company and a director, entered into an Employment Agreement with a wholly-owned subsidiary of the Company on February 16, 2002. See Executive Agreements on page 19 for a description of Mr. Lassonde’s Agreement.

Committees of the Board of Directors and Attendance.

Attendance at Meetings. During 2004, the Board of Directors held eight meetings. Each incumbent director attended more than 75% of all meetings of the Board of Directors and committees of the Board of Directors on which he served for the period during which he was a member. It is the policy and practice of the Company that all nominees for election at the Annual Meeting of Stockholders attend the meeting. All of the nominees for election at the 2004 Annual Meeting of Stockholders attended the meeting held on April 28, 2004.

Board Committees. The Board of Directors has, in addition to other committees, Audit, Compensation and Management Development, Corporate Governance and Nominating and Environmental, Health and Safety Committees. All members of these four committees are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The current members of these committees are:

Audit Committee	Compensation and Management Development Committee	Corporate Governance and Nominating Committee	Environmental, Health and Safety Committee
Vincent A. Calarco	Glen A. Barton(1)	Glen A. Barton	Robert J. Miller
Michael S. Hamson	John B. Prescott	Leo I. Higdon, Jr.(1)	John B. Prescott
Leo I. Higdon, Jr.	Michael K. Reilly(2)	Robert J. Miller	Michael K. Reilly(2)
Robin A. Plumbridge(1)		Donald C. Roth	James V. Taranik(1)

(1)	Chairman
(2)	Retiring from the Board of Directors in April 2005

Audit Committee. The Audit Committee, consisting entirely of independent directors, assists the Board of Directors in its oversight of the integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements and corporate policies and controls. The Audit Committee has the sole authority to retain and terminate the Company’s independent auditors, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by the Company’s independent auditors. The Audit Committee is responsible for confirming the independence and objectivity of the independent auditors. The Audit Committee is also responsible for preparation of the annual report of the audit committee for public disclosure in the Company’s proxy statement. Unrestricted access to the Audit Committee is given to the Company’s independent auditors, the Vice President and Controller and the Group Executive of Internal Audit. During 2004, the Audit Committee held eight meetings.

The Board of Directors has determined that each of the members of the Audit Committee is an Audit Committee Financial Expert, as a result of their knowledge, abilities, education and experience.

Compensation and Management Development Committee. The Compensation and Management Development Committee, consisting entirely of independent directors, is responsible for discharging the responsibilities of the Board of Directors relating to management development and compensation of the Company’s directors, Chief Executive Officer and other executive officers. The Compensation and Management Development Committee is also responsible for the annual report on executive compensation for public disclosure in the Company’s proxy statement. During 2004, the Compensation and Management Development Committee held six meetings.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee, consisting entirely of independent directors, proposes to the Board of Directors slates of directors to be recommended for election at the Annual Meeting of Stockholders (and any directors to be elected by the Board of Directors to fill vacancies) and slates of officers to be elected by the Company’s Board of Directors. It also advises the Board of Directors on various corporate governance issues, and leads the Board of Directors in its annual review of the Board’s performance. During 2004, the Corporate Governance and Nominating Committee held five meetings.

Environmental, Health and Safety Committee. The Environmental, Health and Safety Committee, consisting entirely of independent directors, assists the Board of Directors in its oversight of environmental, health and safety issues, the Company’s policies, processes, standards and procedures designed to accomplish the Company’s goals and objectives relating to environmental, health and safety issues and management of risk related to environmental, health and safety issues. During 2004, the Environmental, Health and Safety Committee held three meetings.

Corporate Governance.

Corporate Governance Guidelines and Charters. The Company has adopted Corporate Governance Guidelines that outline important policies and practices regarding the governance of the Company. In addition, each of the Audit, Compensation and Management Development, and Corporate Governance and Nominating Committees has adopted a charter outlining responsibilities and operations. The Corporate Governance Guidelines and the charters are available at www.newmont.com under the Investor Information section and are available in print upon request to the Investor Relations Department, Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203.

Lead Director. The Board of Directors has elected a lead, independent director who presides over non-management directors sessions scheduled at each regular Board meeting. The lead director serves as liaison between the Chairman and other independent directors, consults with the Chairman regarding meeting agendas and notifies other members of the Board of Directors regarding any legitimate concerns of stockholders or interested parties of which he becomes aware. On April 28, 2004, the Board of Directors elected Glen A. Barton to serve as lead director until his successor is approved.

Communications with Stockholders or Interested Parties. Any stockholder or interested party who desires to contact the Company’s lead director, the non-management directors as a group or the other members of the Board of Directors may do so by writing to the Secretary, Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 USA. Any such communication should state the number of shares owned, if applicable. The Secretary will forward to the lead director any such communication addressed to him, the non-management directors as a group or to the Board of Directors generally, and will forward such communication to other board members, as appropriate, provided that such communication addresses a legitimate business issue. For any communication relating to accounting, auditing or fraud, such communication will be forwarded immediately to the Chairman of the Audit Committee.

Director Nomination Process. Newmont has established a process for identifying and nominating director candidates that has resulted in the election of a highly-qualified and dedicated Board of Directors. The following is an outline of the process for nomination of candidates for election to the Board: (a) The Chairman and Chief Executive Officer, the Corporate Governance and Nominating Committee or other members of the Board of Directors identify the need to add new Board members, with careful consideration of the mix of qualifications, skills and experience represented on the Board of Directors; (b) the Chairman of the Corporate Governance and Nominating Committee coordinates the search for qualified candidates with input from management and other Board members; (c) the Corporate Governance and Nominating Committee engages a candidate search firm to assist in identifying potential nominees, if it deems such engagement necessary and appropriate; (d) selected members of management and the Board of Directors interview prospective candidates;

and (e) the Corporate Governance and Nominating Committee recommends a nominee and seeks full Board endorsement of the selected candidate, based on its judgment as to which candidate will best serve the interests of Newmont’s stockholders.

The Board of Directors has determined that directors should possess the following minimum qualifications: (a) the highest personal and professional ethics, integrity and values; (b) commitment to representing the long-term interest of the stockholders; (c) broad experience at the policy-making level in business, government, education, technology or public interest; and (d) sufficient time to effectively fulfill duties as a Board member. The Corporate Governance and Nominating Committee considers any candidates submitted by stockholders on the same basis as any other candidate. Any stockholder with a nomination should submit such candidate’s name, along with a curriculum vitae or other summary of qualifications, experience and skills to the Secretary, Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203 USA.

The Board has engaged the firm of Spencer Stuart to assist in identifying and evaluating potential new directors in 2005. In September 2004, Donald C. Roth was elected to the Board by vote of the existing directors. Mr. Roth was recommended to the Board as a potential director by Mr. Moeen Qureshi, a former director of the Company who retired in 2003.

Code of Business Ethics and Conduct. Newmont has adopted a Code of Business Ethics and Conduct applicable to all of its directors, officers and employees, including the Chief Executive Officer, the Chief Financial Officer, the Controller and other persons performing financial reporting functions. The Code is available through the Investor Information section of the Company’s web site at www.newmont.com and is available in print upon request to the Investor Relations Department, Newmont Mining Corporation, 1700 Lincoln Street, Denver, Colorado 80203. The Code is designed to deter wrongdoing and promote (a) honest and ethical conduct; (b) full, fair, accurate, timely and understandable disclosures; (c) compliance with laws, rules and regulations; (d) prompt internal reporting of Code violations; and (e) accountability for adherence to the Code. Newmont will post on its web site a description of any amendment to the Code and any waiver, including any implicit waiver, by Newmont of a provision of the Code to a director or executive officer (including senior financial officers), the name of the person to whom the waiver was granted and the date of the waiver. The Company intends to timely disclose on its web site amendments to, or waivers from, certain provisions of the Code that apply to the Company’s directors or executive officers.

Executive Compensation

Summary of Cash and Certain Other Compensation.

The following table shows the total compensation earned by or paid to the Chief Executive Officer and each of the Named Executive Officers for services rendered in all capacities to the Company and its subsidiaries in 2004, 2003 and 2002.

Summary Compensation Table

							Long Term Compensation
			Annual Compensation				Awards		Payouts
Name and Principal Position	Year		Salary ($)	Bonus(1) ($)	Other Annual Compen- sation(2) ($)		Restricted Stock Awards(3) ($)	Securities Underlying Options/ SARs	LTIP Payouts(4) ($)	All Other Compen- sation(5) ($)
Wayne W. Murdy Chief Executive Officer	2004 2003 2002	(6)	787,500 728,000 660,750	861,304 1,223,024 615,110	15,605 5,129 5,024		1,133,291 1,741,196 620,506	90,000 110,000 135,000	320,466 549,266 620,506	16,564 16,344 17,333

Pierre Lassonde President	2004 2003 2002	(7) (6)	523,184 491,760 322,642	531,174 698,036 399,696	174,280 1,739 2,335	(8)	589,026 869,338 368,213	60,000 70,000 60,000	139,928 496,341 368,213	31,386 2,322 0	(9)

David H. Francisco Executive Vice President, Operations	2004 2003 2002	(6)	453,000 422,667 395,833	371,687 513,329 256,648	3,372 3,479 4,440		410,463 639,135 269,909	40,000 45,000 60,000	108,391 160,110 269,909	12,572 13,666 14,000

Bruce D. Hansen Senior Vice President and Chief Financial Officer	2004 2003 2002	(6)	357,500 341,667 320,833	302,266 414,955 216,041	3,447 2,972 3,238		323,931 516,651 218,768	40,000 50,000 60,000	88,068 130,090 218,768	13,110 12,810 12,820

John A. S. Dow Executive Vice President	2004 2003 2002	(6)	354,175 343,375 333,333	299,455 399,860 224,458	578,522 473,813 292,623	(8)	320,918 519,235 227,292	40,000 50,000 40,000	90,777 134,093 227,292	179,466 32,675 32,844	(10)

(1)	Amounts shown represent bonuses earned under the Company’s Annual Incentive Compensation bonus program. All amounts are paid in cash.
(2)	Includes tax reimbursement payments. See “Perquisites” on page 20 for information regarding perquisites provided to the Named Executive Officers.
(3)	The amounts shown for 2004 and 2003 are the dollar values of restricted stock awards and restricted stock units awarded under the 1999 Employees Stock Plan. These shares vest over a three-year period in equal increments. The value is determined by multiplying the number of shares in each award by the fair market value of Newmont Common Stock on the date of grant. Fair market value of a share of Newmont Common Stock is the average of the high and low sales prices as reported on the New York Stock Exchange for such date. Dividends are payable on the shares awarded.

The amounts shown for 2002 are the dollar value of restricted stock awards granted under the Company’s Intermediate Term Incentive Compensation Plan (“ITIP”), in the following amounts to the Named Executive Officers: Mr. Murdy, 24,191 shares; Mr. Lassonde, 14,355 shares; Mr. Francisco, 10,523 shares; Mr. Dow, 8,861 shares; and Mr. Hansen, 8,529 shares. These shares vested over a two-year period and were issued in March 2003. Dividends were paid on the shares awarded. Effective January 1, 2003, the ITIP was eliminated.

The aggregate number of restricted shares not vested or subject to forfeiture risk of Newmont Common Stock held by the Named Executive Officers and the value of such shares on December 31, 2004 (determined by taking the number of shares multiplied by the year-end closing market price of Newmont Common Stock of $44.41) were as follows:

	#	$
Wayne W. Murdy	71,412	3,171,407
Pierre Lassonde	28,461	1,263,953
David H. Francisco	31,317	1,390,788
Bruce D. Hansen	25,549	1,134,631
John A. S. Dow	26,911	1,195,118

(4)	For 2004 and 2003, the amounts shown represent a cash transition payment made in recognition of reduced total direct compensation as a result of the elimination of the ITIP. For 2002, amounts shown represent a cash payment under the ITIP.
(5)	Represents the Company’s matching contributions under the Retirement Savings Plan of Newmont and non-qualified supplemental Savings Equalization Plan for the benefit of the Named Executive Officers (except for Mr. Lassonde) and insurance benefits under the Company’s group life insurance plan. The benefits under the group life insurance plan are capped at $500,000. The Named Executive Officers receive coverage of three times annual base salary under the Officers Death Benefit Plan (offset by group life insurance benefits). Because the amount in excess of $500,000 is self-insured by the Company, there is no incremental cost to the Company for this benefit. The Company estimates an annual value of this benefit for 2004 to be $4,834 for Mr. Murdy, $4,297 for Mr. Lassonde, $2,208 for Mr. Francisco, $1,476 for Mr. Hansen and $1,445 for Mr. Dow, based on the rates paid by the Company for group term life insurance.
(6)	The amounts shown for 2003 annual bonus awards, restricted stock awards and LTIP payouts were reduced for overpayments made as a result of an error in the calculation of the performance goals used to calculate the awards. Newmont executives reimbursed the Company for such overpayments.
(7)	The amounts shown for Mr. Lassonde are converted from Canadian dollars to United States dollars using the exchange rate on the date of payment.
(8)	Includes tax reimbursement payments made in accordance with the Company’s programs for employees working outside their country of residence.
(9)	Includes $30,000 for tax advisory services in connection with Mr. Lassonde’s taxation outside his country of residence.
(10)	For 2004, includes (a) $13,750 paid by the Company to Mr. Dow pursuant to an Agreement dated August 20, 1999 for term life insurance for himself and his spouse and (b) the following benefits paid in accordance with the Company’s programs for employees working outside their country of residence: housing costs ($49,530), foreign service premium ($35,417), goods and services allowance ($27,725), annual home leave ($11,013) and other miscellaneous benefits ($27,709).

Stock Options Granted.

The following table contains information concerning the grant of stock options in 2004 under Newmont’s 1996 Employees Stock Plan with respect to the Named Executive Officers:

Option Grants in 2004

Name	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees in 2004	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value $(1)
Wayne W. Murdy	45,000 45,000	(2) (3)	4.5552 4.3151	40.43 45.74	April 27, 2014 December 7, 2014	$ $	677,700 589,500
Pierre Lassonde	30,000 30,000	(2) (3)	3.0368 2.8768	40.43 45.74	April 27, 2014 December 7, 2014	$ $	451,800 393,000
David H. Francisco	20,000 20,000	(2) (3)	2.0245 1.9178	40.43 45.74	April 27, 2014 December 7, 2014	$ $	301,200 262,000
Bruce D. Hansen	20,000 20,000	(2) (3)	2.0245 1.9178	40.43 45.74	April 27, 2014 December 7, 2014	$ $	301,200 262,000
John A. S. Dow	20,000 20,000	(2) (3)	2.0245 1.9178	40.43 45.74	April 27, 2014 December 7, 2014	$ $	301,200 262,000

(1)	The Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table. The Company’s use of this model should not be construed as an endorsement of its accuracy at valuing options. The following assumptions were made for purposes of calculating the Grant Date Present Value: (i) an option life of four years, (ii) volatility at 42%, (iii) a dividend yield at 0.7%, and (iv) a weighted average risk-free interest rate of 3.5%. The real value of the options in this table depends upon the actual performance of the Company’s Common Stock during the applicable period.
(2)	Granted on April 27, 2004, and exercisable in three annual increments, commencing on April 27, 2005.
(3)	Granted on December 7, 2004, and exercisable in three annual increments, commencing on December 7, 2005.

Stock Option Exercises and Holdings.

The following table sets forth information concerning the exercise of options in 2004 and unexercised options held at the end of 2004 with respect to the Named Executive Officers:

Aggregated Option Exercises in 2004

and 2004 Year-End Option Values

Name	Number of Securities Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at 2004 Year-End		Value of Unexercised In-the-Money Options at 2004 Year-End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Wayne W. Murdy	100,000	$2,887,220	431,665	253,335	$9,529,234	$2,365,216
Pierre Lassonde	413,760	$15,293,477	173,332	136,668	$3,753,434	$1,003,066
David H. Francisco	—	—	358,999	110,001	$8,565,739	$1,051,211
Bruce D. Hansen	68,165	$1,745,557	206,665	110,835	$4,107,239	$995,636
John A. S. Dow	33,739	$553,402	347,906	103,335	$7,722,342	$977,966

(1)	Market value of underlying securities at year end ($44.58 calculated as the average of the high and low trading prices on December 31, 2004) less the exercise price of “in-the-money” options.

Pension Plans and Other Benefits.

Pension Plans. The following table shows the estimated pension benefits payable to a covered participant at normal retirement age (62 years) under the Company’s qualified defined benefit pension plan (the “Pension Plan”), as well as under its nonqualified supplemental pension plan (the “Pension Equalization Plan”) that provides benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations on qualified plan benefits, based on remuneration that is covered under the plans and years of service with the Company or its subsidiaries:

Pension Plan Table

	Years of Service
Remuneration	5	10	15	20	25	30
$500,000	$43,750	$87,500	$131,250	$175,000	$218,750	$262,500
$600,000	$52,500	$105,000	$157,500	$210,000	$262,500	$315,000
$700,000	$61,250	$122,500	$183,750	$245,000	$306,250	$367,500
$800,000	$70,000	$140,000	$210,000	$280,000	$350,000	$420,000
$900,000	$78,750	$157,500	$236,250	$315,000	$393,750	$472,500
$1,000,000	$87,500	$175,000	$262,500	$350,000	$437,500	$525,000
$1,100,000	$96,250	$192,500	$288,750	$385,000	$481,250	$577,500
$1,200,000	$105,000	$210,000	$315,000	$420,000	$525,000	$630,000
$1,300,000	$113,750	$227,500	$341,250	$455,000	$568,750	$682,500
$1,400,000	$122,500	$245,000	$367,500	$490,000	$612,500	$735,000
$1,500,000	$131,250	$262,500	$393,750	$525,000	$656,250	$787,500
$1,600,000	$140,000	$280,000	$420,000	$560,000	$700,000	$840,000
$1,700,000	$148,750	$297,500	$446,250	$595,000	$743,750	$892,500
$1,800,000	$157,500	$315,000	$472,500	$630,000	$787,500	$945,000
$1,900,000	$166,250	$332,500	$498,750	$665,000	$831,250	$997,500
$2,000,000	$175,000	$350,000	$525,000	$700,000	$875,000	$1,050,000

A participant’s remuneration covered by the Pension Plan and the Pension Equalization Plan is his or her average annual base salary and bonus (as reported in the Summary Compensation Table) for the 60 consecutive months in which the highest level of compensation was paid to the participant during the last 120 months of the participant’s career with the Company or its subsidiaries (except for Mr. Lassonde who participates in the

Company’s International Retirement Plan described below). The approximate years of actual credited service as of the end of 2004 for each Named Executive Officer (except for Mr. Lassonde) is: Mr. Murdy—12 years (see “Executive Agreements” below); Mr. Francisco—14 years; Mr. Dow—26 years; and Mr. Hansen—22 years. Benefits shown are computed on a straight single life annuity basis beginning at age 62. Such amounts have not been reduced for Social Security benefits. Under the terms of the Pension Plan, bonus amounts do not include payments in the form of restricted stock for purposes of calculating remuneration. With respect to the Pension Equalization Plan, bonus amounts paid in the form of restricted stock will not be considered in calculating levels of compensation for executives hired or promoted to executive status after January 1, 2004. Any bonus amounts paid in the form of restricted stock for plan years after December 31, 2007 will not be considered in calculating levels of compensation under the plan for any participants.

For the Named Executive Officers, except for Mr. Lassonde, the following table shows (a) the monthly accrued benefit under the Pension Plan as of December 31, 2004, (b) the present value of the benefit under the Pension Equalization Plan as of December 31, 2004, (c) the projected monthly benefit under the Pension Plan upon retirement at age 62, and (d) the estimated present value of the benefit under the Pension Equalization Plan upon retirement at age 62. The lump sum values for the non-qualified pension benefits are based on a Pension Benefit Guaranty Corporation interest rate of 3%. Also listed below are the balances as of December 31, 2004 for the Company’s matching contributions to the accounts of Messrs. Murdy, Francisco, Hansen and Dow under (e) Newmont’s qualified Retirement Savings Plan, and (f) the non-qualified supplemental Savings Equalization Plan.

	(a)	(b)	(c)	(d)	(e)	(f)
Name	Monthly Accrued Pension Plan Benefit as of 12/31/04	Present Value of Pension Equalization Plan Benefit as of 12/31/04	Projected Monthly Pension Plan Benefit at Age 62	Present Value of Pension Equalization Plan Benefit at Age 62	Company Match Balance in Retirement Savings Plan as of 12/31/04	Company Match Balance in Savings Equalization Plan as of 12/31/04
Wayne W. Murdy(1)	$3,268	$8,706,117	$3,762	$16,837,622	$146,817	$88,859
David H. Francisco	$3,912	$3,927,754	$6,652	$6,967,180	$128,524	$18,826
Bruce D. Hansen	$6,057	$2,340,356	$13,881	$8,756,072	$264,259	$24,879
John A. S. Dow	$7,138	$5,610,627	$8,400	$7,466,050	$89,471	$75,556

(1)	See Executive Agreements.

Mr. Lassonde participates in the Company’s International Retirement Plan (the “International Plan”), which provides participants with a basic, supplemental savings and payment upon retirement or termination of employment. The basic and savings payments are calculated based on participants’ age and annual compensation during each year of participation in the International Plan. Pursuant to Mr. Lassonde’s employment agreement, an amount equal to 18% of his annual compensation for 2004 ($157,243) was accrued for his basic payment and 6% of his annual compensation for 2004 ($52,414) was accrued for his supplemental payment. Additionally, $12,000 was accrued for Mr. Lassonde’s anticipated savings payment. It is estimated that Mr. Lassonde will be entitled to a basic payment of $1,435,650, a savings payment of $109,135 and a supplemental payment of $478,550. Thus, the total estimated payment for Mr. Lassonde under the International Plan is $2,023,335 upon retirement at age 62.

Officers’ Death Benefit Plan and Group Life Insurance Program. The Company has an Officers’ Death Benefit Plan for the benefit of the Named Executive Officers and other executive officers of the Company. The plan provides a death benefit of three times final annual base salary for an executive officer who dies while an active employee and a death benefit of one times final annual base salary for an executive officer who dies after retiring at or after normal retirement age. For retirement prior to normal retirement age, the post-retirement death benefit is 30% to 100% of one times final annual base salary, depending on the number of years remaining to normal retirement age. Coverage under the Officers’ Death Benefit Plan is offset by group life insurance maintained for the benefit of all salaried employees of the Company and certain of its subsidiaries.

Executive Agreements. Mr. Murdy’s letter of offer of employment from the Company provides that if his employment is terminated other than for “cause” (as defined in the Company’s Severance Plan), or if he terminates employment after a reduction in base salary or a significant reduction in duties and responsibilities (as determined by independent members of the Board of Directors of the Company), he will be entitled to receive 24 months of his then salary (as defined in the Company’s Severance Plan) plus certain other severance benefits. Mr. Murdy’s letter agreement with the Company provides that upon his retirement from the Company on or after his 62nd birthday, he will receive an additional one-half year of “credited” service under the Company’s non-qualified supplemental pension plan for each otherwise credited year of his service with the Company or any of its subsidiaries in computing his pension benefits. In the event Mr. Murdy’s employment with the Company or any of its subsidiaries terminates prior to his 62nd birthday, he will not be entitled to such benefit unless his termination constitutes a “qualifying termination” as defined in the letter agreement. Generally, a qualifying termination means (a) a termination due to Mr. Murdy’s death or disability, (b) a termination by Mr. Murdy for “good reason” (as defined in the letter agreement), (c) a termination of Mr. Murdy by the Company without cause (as defined in the Company’s Severance Plan), or (d) a termination that qualifies Mr. Murdy for enhanced severance benefits under his Change of Control Agreement (see “Change of Control Employment Agreements” below). Any benefits to which Mr. Murdy may be entitled under the Company’s Severance Plan (as described below) reduce the benefits due under these arrangements.

Pursuant to Mr. Lassonde’s Employment Agreement dated February 16, 2002, as amended, Mr. Lassonde is paid a base salary to perform his duties as President of the Company, including, but not limited to, the management, operation, strategic direction and overall conduct of the merchant banking and business development functions of the Company. In addition, Mr. Lassonde is eligible to participate in Newmont’s incentive plans, welfare benefit programs, stock option plans and international retirement plan. Should Mr. Lassonde be terminated for any reason other than for cause, he will receive the benefit he would be eligible for under the Company’s Severance Plan and/or the Executive Change of Control Plan. In the event his employment is terminated, Mr. Lassonde is not required to resign from the Board of Directors of the Company; instead, he will be considered a non-employee director at such time and will be eligible to be considered for nomination by the Board for re-election as a director at the next scheduled annual meeting of stockholders, on the same basis as any other non-employee director. The agreement automatically renews for one-year terms unless terminated by either party.

Change of Control Employment Agreements. The Company is a party to change of control employment agreements with each of the Named Executive Officers, other than Mr. Lassonde (see above). The change of control employment agreements have three-year terms, which terms are automatically extended for one year upon each anniversary unless a notice not to extend is given by the Company. If a Change of Control (as defined in the agreements) occurs during the term of an agreement, then the agreement becomes operative for a fixed three-year period. The agreements provide generally that the executive’s terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the three-year period after a Change of Control of the Company. If the Company terminates the executive’s employment (other than for cause, death or disability), the executive terminates for “good reason” during such three-year period, or the executive terminates employment for any reason during the 30-day period following the first anniversary of the Change of Control, and upon certain terminations prior to a Change of Control in connection with or in anticipation of a Change of Control, the executive is generally entitled to receive (a) three times the sum of (i) the executive’s annual base salary plus (ii) the executive’s annual bonus (as determined in the agreements), (b) accrued but unpaid compensation, (c) welfare benefits for three years, (d) a pro rata bonus for the year in which the termination of employment occurs, and (e) a lump sum payment having an actuarial value equal to the additional pension benefits the executive would have received if he or she had continued to be employed by the Company for an additional three years. In addition, the agreements provide that the executive is entitled to receive a payment in an amount sufficient to make the executive whole for any excise tax on excess parachute payments imposed under Section 4999 of the Internal Revenue Code of 1986, as amended. In the event of a Change of Control, the agreements will supersede any individual employment agreements entered into by the Company with the executives, and the executive will not be permitted to participate in the Company’s severance plans or policies, including the Severance Plan described below, during the three-year period following a Change of Control. Mr. Lassonde participates in the Company’s Executive Change of Control Plan. In general, the terms of the Change of Control Severance Plan are similar to those of the change of control agreements described above.

Severance Plan. Each of the Named Executive Officers participates in the Company’s Severance Plan. Participants in the Severance Plan whose employment with the Company or one of its subsidiaries or affiliates is involuntarily terminated other than for “cause” (as defined in the Severance Plan) are entitled to receive a minimum of four weeks of salary (as defined in the Severance Plan), together with an additional two weeks of salary for each year of service. Under the Severance Plan, the maximum severance allowance benefit payable to a participant calculated as set forth above is 104 weeks of the participant’s salary. In addition to the amount described above, each participant is also entitled to a lump sum payment equal to the Company’s matching contribution that would have been made under the Company’s Retirement Savings Plan calculated in accordance with the relevant provisions of the Severance Plan. Participants under the Severance Plan are also entitled to certain fringe benefits, such as coverage under the Company’s medical and dental plans and life insurance plan, as set forth in the Severance Plan.

Perquisites. The Company’s philosophy is to provide a minimum of perquisites to its executives and generally when such benefits have a business purpose. In 2004, such benefits for the Named Executive Officers were (a) limited use of a corporate aircraft; (b) financial planning; and (c) country or social club memberships for the Chief Executive Officer and President. The Company owns a fractional share in a corporate aircraft, which is used solely for senior executives’ travel on Company business. On occasion, a senior executive’s spouse may travel on the same aircraft, at no incremental cost to the Company. If the spouse’s travel in such cases is in connection with attendance at a corporate business function which spouses generally attend, and such travel results in taxable income to the senior executive, the Company reimburses the executive for the tax effect of such income. Spouses accompanied Named Executive Officers on three occasions in 2004, resulting in taxable income to each executive of less than $2,000, based on Standard Industry Fare Level rates published by the Internal Revenue Service.

In 2004, Mr. Lassonde received perquisites consisting of $76,693 for a country club membership, and such amount is reported as Other Annual Compensation in the Summary Compensation Table. The value of perquisites for Mr. Murdy was $32,558. The aggregate value of all perquisites for Messrs. Francisco, Hansen and Dow was less than $12,000.

Report of the Compensation and Management Development

Committee on Executive Compensation

The Compensation and Management Development Committee of the Board of Directors is composed entirely of directors who are not officers or employees of the Company or any of its subsidiaries, and are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Committee has adopted a Charter that describes its responsibilities in detail and the Committee and Board review and assess the adequacy of the Charter on a regular basis. The Committee’s responsibilities include discharging the Board’s responsibilities relating to compensation of the Company’s executive officers and other key employees, including the Chief Executive Officer and the other Named Executive Officers. Additional information about the Committee’s role in corporate governance can be found in the Committee’s Charter, available on the Company’s web site at www.newmont.com under the Investor Information section.

The Committee, in consultation with management and compensation experts, evaluates the Company’s executive compensation program on a regular basis to ensure the level and mix of executive compensation enhances the Company’s ability to attract and retain a highly-skilled and motivated executive team. The Committee also considers the total annual compensation for each of the Named Executive Officers, and all executives as a group. In 2003, the Committee designed a new compensation program, and modified it in 2004 in light of increasing complexity of the Company’s business and a desire to closely align the program with the Company’s needs. During 2005, the Committee will continue to examine its executive compensation program to ensure that it is meeting the Company’s needs.

The Committee consults from time to time with an independent compensation consultant, who is engaged directly by, and reports directly to, the Committee and does not perform other services for the Company.

Compensation Strategy. The Company’s compensation strategy remains focused on linking the interests of management and stockholders, attracting and retaining a highly-skilled executive team, and basing rewards on both personal and corporate performance. The executive compensation program contains four elements:

•	competitive base salaries,

•	annual cash incentives determined by the Company’s and each executive’s performance against set targets,

•	an intermediate term incentive program, payable in restricted stock, driven by the Company’s performance, and

•	long-term incentives in the form of stock options.

The program is designed so that the sum of these four elements, assuming performance targets are met, will generally reach the third quartile for comparable positions in industry generally and within resources companies, as set forth in executive level compensation surveys, consistent with the Company’s compensation policies and in the best interests of the stockholders.

Stock Ownership Guidelines. During 2003, the Company implemented stock ownership guidelines for executives, which were put in place to increase the alignment of interests between executives and stockholders by encouraging executives to act as equity owners of the Company. The ownership guidelines require each executive to own stock valued at one to four times base salary, depending on the executive’s position within the Company. All executives currently meet the stock ownership guidelines.

Base Salaries. The Committee annually reviews base salaries of the Company’s executives. In each case, the Committee takes into account the results achieved by the executive, his scope of responsibilities and experience and competitive salary practices. The base salaries for the Company’s Named Executive Officers, including Mr. Murdy, fall within salary ranges that reflect competitive base pay levels within industry generally and within resources companies for the positions they hold. The Company subscribes to and participates in compensation surveys, which cover a wide range of industries and companies, including other resources companies. The Company and the Committee use such surveys to identify general trends in executive compensation. Based on a review of survey information and the advice of compensation experts, the Committee believes that the base salaries of the Company’s Named Executive Officers are generally in the median of salaries for comparable positions. Mr. Murdy’s base salary is consistent with the Company’s compensation philosophy that base salaries be set at approximately the median for comparable positions. As of January 1, 2005, Mr. Murdy’s base salary was increased from $800,000 to $900,000 per year, based on survey information and sustained performance over the past several years.

Annual Cash Incentives. Annual cash incentive awards are made pursuant to the Company’s Annual Incentive Compensation Payroll Practice (“AICP”). The Named Executive Officers (and other senior management) are eligible to receive both a corporate performance bonus and a personal performance bonus. Participants in the AICP are assigned target awards as a percentage of their eligible base salary. Target award percentages increase at higher management levels to 100% of eligible base salary in the case of the Chief Executive Officer. The weight of corporate performance and personal performance factors varies by participant. In the case of Mr. Murdy, his award was comprised of approximately two-thirds corporate performance and one-third personal performance at target.

The 2004 corporate performance bonus was paid in cash based on achievement of corporate performance goals, which consist of (a) certain goals relating to net asset value, (b) certain reserve replacement goals, (c) certain free cash flow goals, and (d) an earnings per share goal. All of these performance goals were established by the Committee. The AICP bonus amount depends on the Company’s performance against these goals. If the Company meets the goals, each eligible employee receives a payment equal to his or her target award percentage; if the Company exceeds the goals, the payment can increase to as high as 200% of the target award percentage; if the Company does not meet the goals, the payment can decrease and, if the Company fails to achieve certain threshold performance, the payment will not be made at all. In 2004, the Company achieved a corporate performance percentage of 106.6% of target performance, based on the Company’s actual performance as compared to the 2004 corporate performance goals. Mr. Murdy’s corporate performance bonus of $562,448 was based on a corporate performance percentage of 106.6%, as described above.

The personal performance bonus is also paid in cash. Target bonus levels are determined by the executives’ grade level within the executive grade structure, and payouts are based on an evaluation of each executive’s personal contribution to the Company. In 2004, the maximum payout percentage for the personal performance bonus was 150% of the target level for the grade (with awards paid above target based on exemplary performance). Performance deemed to fall below expectations results in a payment below the target level, or in some cases no payment at all. In 2004, personal performance awards to the Named Executive Officers and other AICP participants were based on certain factors such as the individual goals and accomplishments of the relevant executive officer, as well as such executive officer’s contributions to the positive results realized by the Company during 2004.

Mr. Murdy’s personal performance bonus of $298,856 was based on Mr. Murdy’s personal performance evaluation. In evaluating Mr. Murdy’s overall performance, the Committee considered a mix of quantitative and qualitative performance measures, including the following accomplishments and positive results in 2004:

•	Net cash provided by operating activities reaching $1.6 billion for 2004.

•	Cash and marketable securities exceeding debt by $490 million at year-end 2004.

•	Record year-end equity gold reserves of 92.4 million ounces, adding 8.6 million equity ounces through exploration efforts during 2004.

•	Substantial progress on lower cost projects at Leeville in Nevada, and Ahafo and Akyem in Ghana, where year-end reserves increased to 16 million ounces.

•	Commencement of construction at the Phoenix project in Western Nevada, where reserves increased to 8.5 million ounces.

•	Steady improvement in gross margin per equity ounce, and cash costs as compared to industry peers.

•	Improved information technology and financial management systems, enabling a positive assessment by management on the internal controls over financial reporting.

•	Implementation of a formal succession planning process for all executives of the Company.

•	Effective oversight and promotion of the Company’s ethics, values and compliance programs, resulting in a positive “tone at the top” on these important issues.

•	Professional recognition as Chairman of the International Council on Mining and Metals, Vice Chairman of the World Gold Council, appointment by the U.S. Secretary of Commerce to the U.S. Manufacturing Council, and service as a board member of the Partnering Against Corruption Initiative of the World Economic Forum.

Restricted Stock Awards. The Company’s executive compensation program also includes awards of restricted stock based on the Company’s performance. Restricted stock awards are intended to reward the Named Executive Officers and other eligible executives based on the attainment of corporate performance goals established by the Committee. These goals track the corporate performance goals established under the AICP, as described above, and the Company must achieve certain threshold performance before any restricted stock awards are made. Awards in 2004 were made in the form of restricted shares of Newmont Common Stock or restricted stock units under the Newmont Mining Corporation 1999 Employees Stock Plan, with such shares of restricted stock and restricted stock units vesting in equal installments over three years. Executives are assigned target awards as a percentage of their eligible base salary. For 2004, these target award percentages for the top five executives ranged from 75% to 135%. As with the AICP, the restricted stock award amount depends on the Company’s performance against defined goals. If the Company meets the goals, each eligible employee receives a payment equal to his or her target award percentage; if the Company exceeds the goals, the payment can increase to as high as 200% of the target award percentage; if the Company does not meet the goals, the award can decrease and, if the Company fails to achieve certain threshold performance, the award will not be made at all. In 2004, the Company’s Named Executive Officers and other senior management achieved a corporate performance percentage as described above of 106.6% of target performance, based on the Company’s actual performance results as compared to the 2004 corporate performance goals.

In recognition of Mr. Murdy’s contributions to the Company during 2004, the Committee, according to the corporate performance percentage of 106.6% of target, awarded Mr. Murdy a bonus of 25,427 restricted shares of Newmont Common Stock with a fair market value of $1,133,291 as of the date of grant.

The executive compensation program implemented in 2003 eliminated the Intermediate Term Incentive Compensation Plan (“ITIP”), which paid bonuses in the form of cash and restricted stock based on a consolidated three-year performance measurement. The elimination of the ITIP resulted in a reduction in total direct compensation for the executive team, including for Mr. Murdy. In order to address this reduction, the Committee approved cash transition payments over three years to those executives who previously participated in the ITIP. The transition payments are also based on the Company’s achievement of corporate performance goals under the AICP, which paid out at 106.6% based on the Company’s actual performance during 2004. The 2004 transition payment for Mr. Murdy was $320,466.

Stock Options. Stock options are a long-term incentive award designed to link executive rewards with stockholder value over time. The award of stock options promotes the creation of stockholder value because the benefits cannot be realized unless stock price appreciation occurs. The Committee believes that the number of stock options awarded should be sufficient in amount to provide a strong incentive to increase stockholder value, with the number of options increasing in proportion to the relative potential influence of the recipient on overall performance of the Company. In addition, the Committee believes that option awards are intended to reward recipients making a long-term commitment to the Company. The stock options granted to Mr. Murdy and other executives vest over three years. In considering the amount of stock options to be awarded to Mr. Murdy, the Committee considered the Company’s performance and relative stockholder return, the value of similar incentives awarded to chief executive officers of comparable companies and the awards granted in prior years. During 2004, the Committee granted to Mr. Murdy options to purchase 90,000 shares of common stock.

Policies with Respect to Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code generally disallows federal income tax deductions for certain compensation in excess of $1 million in any fiscal year to each of the Company’s Chief Executive Officer and the Named Executive Officers. Certain performance-based compensation is not subject to the deduction limit. The Committee’s general policy is to structure compensation programs that allow the Company to deduct compensation in accordance with section 162(m). The Committee intends that the Company’s stock plans, including the 2005 Stock Incentive Plan recommended for approval by the stockholders at the 2005 Annual Meeting, comply with the exceptions to the limitations imposed by section 162(m). Certain payments, however, under the Company’s executive compensation program, as described in this Report, do not qualify for federal income tax deductions. The Committee intends to re-examine and revise the Company’s executive compensation program in 2005, and will evaluate the advisability of establishing additional performance criteria that will allow the Company to avail itself of all appropriate tax deductions.

Summary. The Committee believes that the combination of competitive base salaries, annual incentives paid in cash, intermediate term incentive compensation paid in restricted stock, and stock options comprises a highly-effective and motivational executive compensation program, which works to attract and retain talented executives and strongly aligns the interests of senior management with those of the stockholders of the Company in seeking to achieve, over time, above-average, long-term performance. The Committee has reviewed a calculation of total compensation available to the Named Executive Officers in various circumstances, including retirement benefits, and has determined that those amounts were not excessive or unreasonable.

Submitted by the following members of the Compensation and Management Development Committee of the Board of Directors:

Glen A. Barton, Chairman

John B. Prescott

Michael K. Reilly

Five-Year Stockholder Return Comparison

The following graph assumes a $100 investment, assuming reinvestment of dividends, if any, on December 31, 1999 in each of the Company’s Common Stock, the S&P 500 and a peer group. The Company’s peer group was added to the graph this year because the Company believes that this peer group is representative of comparable companies within the gold mining industry based on market capitalization. All amounts shown are in U.S. dollars.

Cumulative Value of a $100 Investment

Assuming Reinvestment of Dividends

In prior years, the Company compared its common stock with the S&P Gold Index. The Company is currently the only entity listed on such index, and the graph shows the S&P Gold Index this year for comparison. The Company’s peer group consists of AngloGold Ashanti Ltd–ADR, Barrick Gold Corp., Gold Fields Ltd–ADR, Kinross Gold Corp. and Placer Dome Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors and holders of greater than 10% of the Company’s outstanding common stock to file initial reports of their ownership of the Company’s equity securities and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of the copies of such reports furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that all Section 16(a) filing requirements were complied with in 2004, except in connection with the Company’s Savings Equalization Plan, each of John A.S. Dow, Executive Vice President of the Corporation, Thomas L. Enos, Vice President, International Operations, and Wayne W. Murdy, Chief Executive Officer and a director of the Company, inadvertently failed to report on a timely basis monthly matching contributions to such plan in the amounts of 47 shares, 21 shares and 44 shares, respectively. Mr. Glen A. Barton, a director of the Corporation, failed to report on a timely basis two transactions: the acquisition of 65 shares of Newmont Common Stock on June 3, 2003 and the subsequent sale of such stock on January 20, 2004. All of the above transactions that should have been reported in a Form 4 report at the time the transaction occurred were reported by each respective individual in a Form 5 report filed on February 14, 2005.

Proposal No. 2—Ratify Appointment of Auditors

Proposal.

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for Newmont and its subsidiaries for the fiscal year 2005, after evaluation of audit quality, fees, independence and other relevant factors. PwC has served as Newmont’s independent auditor since 2002.

The Board is asking that stockholders ratify the appointment of PwC as independent auditors. If stockholders fail to ratify the appointment of PwC, the Audit Committee may reconsider this appointment. Representatives of PwC are expected to be present at the Annual Meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

Independent Auditors Fees.

PwC billed the following fees in 2004 and 2003 for professional services rendered to Newmont:

	2004		2003
Audit Fees	$6,094,838	(1)	$3,277,518
Audit-Related Fees	222,789	(2)	1,724,745
Tax Fees	102,379	(3)	724,591
All Other Fees	45,229		58,550
Total	$6,465,235		$5,785,404

(1)	Of the Audit Fees, approximately 57% of such fees were attributable to services provided in connection with compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
(2)	Includes $171,576 for audit of pension and benefit plans.
(3)	Includes tax compliance, planning and advisory services.

The Audit Committee has established procedures for engagement of PwC to perform services other than audit, review and attest services. In order to safeguard the independence of PwC, for each engagement to perform such non-audit service, (a) management and PwC affirm to the Audit Committee that the proposed non-audit service is not prohibited by applicable laws, rules or regulations; (b) management describes the reasons for hiring PwC to perform the services; and (c) PwC affirms to the Audit Committee that it is qualified to perform the services. The Audit Committee has delegated to its Chairman its authority to pre-approve such services in limited circumstances, and any such pre-approvals are reported to the Audit Committee at its next regular meeting. All services provided by PwC in 2004 were permissible under applicable laws, rules and regulations and were pre-approved by the Audit Committee in accordance with its procedures. The Audit Committee considered the amount of non-audit services provided by PwC in assessing its independence.

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PwC AS NEWMONT’S INDEPENDENT AUDITORS FOR 2005.

Report of the Audit Committee

The Audit Committee of the Board of Directors is composed entirely of directors who are not officers or employees of the Company or any of its subsidiaries, and are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. The Committee has adopted a Charter that describes its responsibilities in detail.

The primary responsibility for financial and other reporting, internal controls, compliance with laws and regulations, and ethics rests with the management of the Company. The Committee’s primary purpose is to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and corporate policies and controls, the independent auditor’s selection, retention, qualifications, objectivity and independence, and the performance of the Company’s internal audit function. The Committee reviews the financial information that will be provided to the stockholders and others, the systems of internal controls that management and the Board have established, and the audit process. Additional information about the Committee’s role in corporate governance can be found in the Committee’s charter, which is attached to this Proxy Statement as Appendix A.

The Audit Committee has reviewed and discussed with management and PricewaterhouseCoopers (“PwC”), the Company’s independent auditors, the audited financial statements of the Company for the fiscal year ended December 31, 2004. Management has affirmed to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has also reviewed and discussed the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380). The Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, and has discussed PwC’s independence with them.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Submitted by the following members of the Audit Committee of the Board of Directors:

Robin A. Plumbridge, Chairman	Michael S. Hamson
Vincent A. Calarco	Leo I. Higdon, Jr.

Proposal No. 3—Approval of the Company’s

2005 Stock Incentive Plan

The Company currently provides stock-based compensation under the 1996 Employees Stock Plan, the 1999 Employees Stock Plan (the 1996 Employees Stock Plan and the 1999 Employees Stock Plan are collectively referred to as the “Employees Plans”) and the 2000 Non-Employee Directors Stock Plan (the “Directors Plan”). These plans provide for grants of stock options, stock appreciation rights, restricted stock, other stock-based awards, bonuses or other compensation payable in common stock and, in the case of the Directors Plan, stock awards. As of March 3, 2005, there were approximately 12,599,873 shares of common stock remaining available for future grants under the Employees Plans and approximately 356,588 shares of common stock remaining available for future grants under the Directors Plan. As of that date, under the Employees Plans, there were approximately 9,109,0634 shares of common stock subject to outstanding stock options and approximately

760,691 shares of common stock subject to outstanding awards other than stock options, including 411,013 shares of restricted stock that are issued and outstanding, but subject to forfeiture.

The Board of Directors believes that the Employees Plans and the Directors Plan have contributed significantly to the success of the Company by enabling the Company to attract and retain the services of employees, including executive officers, and directors of outstanding ability. Because the success of the Company is largely dependent upon the judgment, interest and special efforts of these personnel, the Company wants to continue to provide stock-based incentive awards to recruit, motivate and retain these individuals. Accordingly, on March 8, 2005, the Board of Directors adopted, subject to stockholder approval, the Newmont Mining Corporation 2005 Stock Incentive Plan (the “2005 Plan”).

The 2005 Plan would allow the Company to grant stock-based incentive awards to employees, non-employee directors and consultants covering a total of up to 20 million shares of the Company’s common stock. If the 2005 Plan is approved by the stockholders, no additional grants or awards will be made under the Employees Plans or the Directors Plan in the future.

Approval of the 2005 Plan requires the affirmative vote of a majority of the votes cast in person or represented by proxy at the Annual Meeting. Shares held by brokers who do not have discretionary authority to vote on this proposal and who have not received voting instructions from the beneficial owners are not counted or deemed to be present or represented for the purpose of determining whether this proposal has been approved. Abstentions are treated as shares present or represented and are counted in tabulations of the votes cast on this proposal. Abstentions have the same effect as voting against this proposal.

The principal features of the 2005 Plan are summarized below. Stockholders should read the 2005 Plan for a full statement of its legal terms and conditions. Appendix B to this Proxy Statement contains the full text of the 2005 Plan as proposed to be approved by the stockholders.

Purpose. The purpose of the 2005 Plan is to enhance the growth, development and success of the Company for the benefit of its stockholders by enabling the Company to offer employees, non-employee directors and consultants of the Company and its affiliates common stock-based incentives and thereby attract, retain and reward these individuals and strengthen the mutuality of interests between these individuals and the Company’s stockholders.

Types of Awards. The 2005 Plan provides for awards of the following: stock options, which may be either incentive stock options or non-qualified stock options; stock appreciation rights; restricted stock; other stock-based awards; non-employee director stock awards; and bonuses or other compensation payable in common stock of Newmont. The principal features of these types of awards are described below.

Administration. The 2005 Plan will be administered by the Compensation and Management Development Committee (the “Compensation Committee”) consisting of at least three non-employee directors appointed by the Board of Directors. Members of the Compensation Committee will satisfy independence criteria established by the Board of Directors and additional regulatory requirements, including the listing standards of the New York Stock Exchange. The Compensation Committee’s decisions and actions concerning the 2005 Plan will be final and conclusive. Within the limitations of the 2005 Plan and applicable laws and rules, the Compensation Committee may allocate or delegate its administrative responsibilities and powers under the 2005 Plan, and the Board of Directors will be permitted to exercise all of the Compensation Committee’s powers under the 2005 Plan.

In addition to its other powers under the 2005 Plan described in this summary, the Compensation Committee has the following authorities and powers under the 2005 Plan in accordance with its terms:

•	to determine which eligible employees, non-employee directors and/or consultants will receive options or other awards under the 2005 Plan and the type and number of shares of common stock covered by each option or other award under the 2005 Plan;

•	to establish, amend, waive and rescind rules, regulations and guidelines for carrying out the 2005 Plan;

•	to establish, administer and waive terms, conditions, performance goals, restrictions, or forfeiture provisions, or additional terms, under the 2005 Plan, or applicable to options and other awards under the 2005 Plan;

•	to accelerate the vesting or exercisability of options and other awards under the 2005 Plan;

•	to offer to buy out outstanding options and other awards under the 2005 Plan;

•	to determine the form and content of the award agreements that represent options and other awards under the 2005 Plan;

•	to interpret the 2005 Plan and award agreements;

•	to correct any defects, supply any omissions and reconcile any inconsistencies in the 2005 Plan and/or any award agreements; and

•	to take any actions necessary or advisable to operate and administer the 2005 Plan.

Currently, the Compensation Committee consists of Messrs. Barton, Prescott and Reilly, each of whom is an independent non-employee director of the Company.

Shares Subject to the 2005 Plan. A maximum of 20,000,000 shares of the Company’s common stock would be available for delivery under the 2005 Plan, subject to adjustment for certain changes in the Company’s capital structure (described below under “Change in Capital or Change of Control”). Out of this maximum number of shares of common stock, no more than 10,000,000 shares may be awarded as restricted stock or other stock-based awards and no more than 1,000,000 shares may be awarded as non-employee director stock awards. The shares of common stock that may be issued under the 2005 Plan will be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares that the Company has reacquired and holds as treasury stock. Any shares subject to an award under the 2005 Plan that is forfeited or settled for cash or otherwise expires or is terminated will to the extent of that forfeiture, settlement, expiration or termination be available for future awards under the 2005 Plan. When an exercised SAR is settled by the issuance of shares of common stock, the full number of shares of common stock for which the SAR is exercised is deducted from the total number of shares available for delivery under the 2005 Plan. In addition, if the Company or a subsidiary of the Company acquires or combines with another company, awards granted under the 2005 Plan in substitution or exchange for stock options or other awards of that other company will not reduce the shares available for issuance under the 2005 Plan.

Individual Award Limits. Under the 2005 Plan, no participant may be granted or awarded in any calendar year (a) options or stock appreciation rights covering more than 500,000 shares, (b) more than 150,000 shares of restricted stock, (c) other stock-based awards covering more than 150,000 shares (or cash amounts based on the value of that number of shares), and (d) non-employee director stock awards of more than 150,000 shares.

Eligibility. The Compensation Committee may grant options or other awards under the 2005 Plan to employees (including executive officers), directors (including non-employee directors) and consultants of the Company and its subsidiaries and eligible affiliates. However, only employees of the Company and its subsidiaries will be eligible to receive “incentive stock options” under the 2005 Plan, and only non-employee directors of the Company will be eligible to receive non-employee director stock awards. As of December 31, 2004, there were approximately 14,000 employees and 11 non-employee directors who would be eligible to receive awards under the 2005 Plan.

Stock Options. Stock options granted under the 2005 Plan will be either “incentive stock options,” which are intended to receive special tax treatment under the Internal Revenue Code of 1986, or options other than incentive stock options (referred to as “non-qualified stock options”), as determined by the Compensation Committee and stated in the applicable award agreement.

Exercise Price. The Compensation Committee will determine the option exercise price of each option granted under the 2005 Plan at the time of grant. The option exercise price may be fixed or indexed. The exercise price of options granted under the 2005 Plan cannot be less than the fair market value of the Company’s common stock at the time of grant (or, in the case of an incentive stock option granted to a 10% or more stockholder of the Company, 110% of that fair market value). However, options granted in substitution or exchange for other options or awards will have an exercise price that is intended to preserve the economic value of the award that was replaced or adjusted. The fair market value of the common stock is generally determined as the average of the highest and lowest sales prices of the common stock on the New York Stock Exchange for the date the option is granted. On March 3, 2005, the fair market value of a share of the Company’s common stock was $43.70.

Payment. The option exercise price of any stock options granted under the 2005 Plan may be paid in any legal manner prescribed by the Compensation Committee, including a broker-assisted cashless exercise that complies with law if permitted by the Compensation Committee. Any cash proceeds that the Company receives upon the exercise of options granted under the 2005 Plan will constitute general funds of the Company.

Exercise of Options. The Compensation Committee will determine, and set forth in the applicable award agreements, the times or conditions upon which stock options granted under the 2005 Plan may be exercised, and any events that will cause those options to terminate. No stock option award granted under the 2005 Plan will become exercisable in full prior to two years from the grant date, except in the case of an option granted in substitution or exchange for another award or if the option holder dies, becomes disabled or retires or if there is a change of control of the Company or are other circumstances specified by the Compensation Committee. Options granted under the 2005 Plan will expire on or before ten years following the date the option was granted. However, a non-qualified stock option may be extended if the option holder is prohibited by any laws, regulations or rules from trading the Company’s common stock on the scheduled expiration date of the option. In general, options granted under the 2005 Plan will terminate when the recipient’s service as an employee, director or consultant of the Company or its affiliates terminates. The Compensation Committee, however, may permit an option that has not otherwise expired to be exercised after such a termination of service as to all or part of the shares covered by that option.

Stock Appreciation Rights. Stock appreciation rights, or “SARs,” may be granted under the 2005 Plan to participants either alone or in relation to specific stock options granted under the 2005 Plan. Upon exercising a SAR, the holder is entitled to receive the excess of the fair market value of the common stock for which the SAR is exercised over the grant price of the SAR. This amount may be paid in shares of common stock, cash or other property or a combination of each, as set forth in the award agreement. The Compensation Committee will determine the grant price of a SAR granted under the 2005 Plan, which will not be less than the fair market value of the Company’s common stock at the time of grant, and the terms and conditions upon which the SAR may be exercised or will terminate or expire. The grant price of a SAR granted independently of any stock option may be fixed or indexed. However, if the SAR relates to a specific stock option, the grant price of the SAR will be equal to the exercise price of that option, and the SAR may be exercised and will terminate and expire at the times and to the extent that the related option is exercisable and terminates or expires. No SAR award granted under the 2005 Plan will become exercisable in full prior to two years from the grant date, except in the case of a SAR granted in substitution or exchange for another award or if the holder dies, becomes disabled or retires or if there is a change of control of the Company, or are other circumstances specified by the Compensation Committee. In general, SARs granted under the 2005 Plan will expire on or before ten years following the date that SAR was granted. A SAR that relates to a stock option will terminate and no longer be exercisable as and when that related stock option is exercised or terminates. However, if a SAR is granted with respect to less than the full number of shares covered by a related stock option, the shares for which the SAR can be exercised will not be reduced until the number of shares purchased under the option exceeds the number of shares not covered by the SAR (or the option terminates). Any stock option related to any SAR will no longer be exercisable to the extent the related SAR has been exercised.

Restricted Stock Awards. Restricted stock awards are shares of the Company’s common stock that are awarded to a participant subject to the satisfaction of the terms and conditions established by the Compensation

Committee at the time of that award. Restricted stock may be awarded to a participant with or without the requirement of any cash payment from the participant, as determined by the Compensation Committee. Restricted stock awards may vest based on continued employment or service of the recipient and/or satisfaction of performance goals or other conditions established by the Compensation Committee. Until such time as these restrictions lapse, shares of restricted stock are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares. Restricted stock awards that are not subject to performance conditions which determine the right to or vesting of the award will have a minimum period for full vesting of at least two years, unless the restricted stock is awarded in substitution or exchange for another award, or the recipient dies, becomes disabled or retires or there is a change in control of the Company, or are other circumstances specified by the Compensation Committee. A recipient of a restricted stock award will have the rights of a stockholder with respect to those shares during the restricted period, including the right to receive any dividends (which may be subject to the same restrictions as the restricted stock, if the Compensation Committee so provides) unless the Compensation Committee provides otherwise in the award. When shares of restricted stock vest, they are delivered to the participant free of restrictions imposed under the 2005 Plan. Upon termination of employment or other service, a participant’s shares of restricted stock will vest or be forfeited in accordance with the terms of the participant’s restricted stock award agreement. The Compensation Committee may, in its discretion, accelerate the vesting, or waive any forfeitures, of restricted stock awards for whatever reason the Compensation Committee considers to be in the interests of the Company, subject to the limitations described under “Performance-Based Awards” below.

Other Stock-Based Awards. The Compensation Committee may grant to participants under the 2005 Plan other stock-based awards, which are valued in whole or in part by reference to, or otherwise based on, the common stock of the Company. The form of any other stock-based awards granted under the 2005 Plan will be determined in the discretion of the Compensation Committee, and may include, for example, deferred stock, restricted stock units, performance stock or performance units. Other stock-based awards may be paid in shares of the Company’s common stock, cash, any other form of property or a combination of each, as set forth in the award agreement. The terms, conditions and restrictions that apply to any other stock-based awards under the 2005 Plan will be specified by the Compensation Committee when the award is made. Upon termination of employment or other service or failure to meet applicable vesting or performance goals, a participant’s other stock-based awards will be forfeited, unless the Compensation Committee determines otherwise, subject to the limitations described under “Performance-Based Awards” below. Other stock-based awards under the 2005 Plan that are not subject to performance conditions which determine the right to or vesting of the award have a minimum period for full vesting of at least two years, unless the award is made in substitution or exchange for another award, or the recipient dies, becomes disabled or retires or there is a change in control of the Company, or are other circumstances specified by the Compensation Committee.

Non-Employee Director Stock Awards. The 2005 Plan provides that on the first business day following the 2005 Annual Meeting of Stockholders, and each annual meeting thereafter, each non-employee director elected or re-elected to the Company’s Board of Directors at that annual meeting will automatically receive an award of shares of the Company’s common stock in an amount determined by the Board of Directors at or prior to that annual meeting. A non-employee director who becomes a member of the Board of Directors in any calendar year after the date of the annual meeting of stockholders in that calendar year will receive a stock award on the first business day after he or she becomes a member of the Board of Directors. A non-employee director may elect not to receive a non-employee director stock award under the 2005 Plan. No non-employee director will receive more than one non-employee director stock award in a single calendar year. Non-employee directors are not required to make any cash payment to receive a non-employee director stock award under the 2005 Plan.

If the 2005 Plan is approved by the stockholders, each non-employee director elected at the 2005 Annual Meeting will receive an annual non-employee director stock award of shares of the Company’s common stock with a fair market value of $50,000 on the date of grant.

Non-employee directors will generally have all of the rights of a stockholder in the shares of common stock received as a non-employee director stock award under the 2005 Plan, including the rights to vote, receive any dividends declared on those shares and transfer those shares, unless the Board of Directors determines otherwise.

Bonuses or Other Compensation Payable in Common Stock. In lieu of annual retainers or other awards for non-employee directors or cash bonuses or other compensation otherwise payable under the Company’s or its affiliate’s compensation plans or practices to employees or consultants who are eligible to participate in the 2005 Plan, the Compensation Committee may provide for payment of those annual retainers, awards, bonuses or other compensation in common stock of the Company, other awards or a combination of common stock, other awards and/or cash, under the 2005 Plan. Those shares and other awards will be subject to terms and conditions specified by the Compensation Committee.

Dividend Equivalents. The Compensation Committee may provide for the payment of dividend equivalents with respect to shares of common stock subject to an award that have not actually been issued under that award.

Performance-Based Awards. Restricted stock awards and other stock-based awards subject to performance conditions may be structured to qualify as performance-based compensation that is exempt from the deduction limitations of section 162(m) of the Internal Revenue Code, as described under “Certain Federal Income Tax Consequences” below. Awards intended to satisfy this exemption must be conditioned on the achievement of objectively determinable performance goals based on one or more of the performance criteria listed below, determined in relation to the Company or its affiliates or any business unit of either, either individually, alternatively or in any combination, and measured over a specified period or periods, on an absolute basis or relative to a pre-established target or designated comparison measurement, in each case as specified by the Compensation Committee in the award:

• Earnings	• Net asset value

• Reserve replacement	• Cash flow

• Sales	• Production

• Costs of production	• Margins

• Capital expenditures	• Market capitalization

• Return on equity	• Return on assets

• Return on capital

The Compensation Committee will determine whether the performance goals that have been chosen for a particular performance-based award have been met. The Compensation Committee may in its discretion adjust downwards but not upwards amounts payable or benefits granted, issued, retained or vested under a performance-based award described above. The Compensation Committee may not waive the achievement of performance goals applicable to these awards, except in the case of the participant’s death, disability or involuntary termination of employment without cause or by the participant with good reason or a change in control of the Company.

Nontransferability of Options and Awards. Options, unvested restricted stock awards and other awards granted under the 2005 Plan may not be sold or otherwise transferred except by will or the laws of descent and distribution, unless permitted by the Compensation Committee in accordance with the 2005 Plan. Non-employee director stock awards can be transferred, unless the Board of Directors determines otherwise. An award may permit a participant to designate one or more beneficiaries to receive or exercise his or her options or awards following his or her death or to transfer the award, other than an incentive stock option, during the participant’s lifetime according to a qualified domestic relations order.

Change in Capital and Change of Control. In the event of a stock dividend, stock split, recapitalization, reorganization, merger or consolidation, spin-off, liquidation or other substantial distribution of assets or the issuance of the Company’s stock for less than full consideration, or rights or convertible securities with respect to the Company’s stock, or other similar change affecting the Company’s capital structure, such adjustments and other substitutions shall be made to the 2005 Plan and to outstanding awards as the Compensation Committee in its discretion deems equitable or appropriate.

Immediately prior to a “change of control” of the Company (as defined in the 2005 Plan):

(a) all restrictions applicable to outstanding restricted stock awards, other stock-based awards and non-employee director stock awards will lapse,

(b) all outstanding options, SARs and other stock-based awards will become fully exercisable and those options and SARs will remain exercisable until at least the first anniversary of any termination of the holder’s employment or service within one year after the change of control, subject to any earlier expiration date of those options or SARs,

(c) all outstanding awards will become fully vested, and

(d) any outstanding award otherwise payable on a deferred basis will be immediately paid or distributed.

Any performance goals applicable to awards outstanding under the 2005 Plan will be deemed achieved at the highest level in the event of a change of control.

In the event of a change of control, the Compensation Committee may, in its discretion, substitute for shares subject to options or awards outstanding under the 2005 Plan shares or other securities of the surviving or successor corporation, or another corporate party to the change of control transaction, with approximately the same value, or cash out outstanding options or awards based upon the highest value of the consideration received for the Company’s common stock in that transaction, or the highest fair market value of the common stock during the 30 business days immediately prior to the closing or expiration date of that transaction, reduced by the exercise price or grant price of the award, if applicable. The Compensation Committee may also provide that any options or other awards cannot be exercised or will be terminated after a change of control transaction.

Tax Withholding Obligations. The 2005 Plan authorizes the Company and its affiliates to withhold all applicable taxes from any award or payment under the 2005 Plan and to take any other actions necessary or appropriate to satisfy those tax obligations.

Effective Date of the 2005 Plan. The 2005 Plan will be effective as of the date of the Annual Meeting if the stockholders approve the 2005 Plan.

Amendment and Termination. The Board of Directors may amend, alter, suspend or terminate the 2005 Plan. However, the Board of Directors will be required to obtain approval of the stockholders, if such approval is required by any applicable law or rule, of any amendment of the 2005 Plan that would:

•	increase the number of shares of common stock that may be delivered under the 2005 Plan or that may be subject to options or other awards granted to a single participant during a calendar year, except in the event of certain changes in the capital of the Company, as described above under “Change in Capital and Change of Control”;

•	decrease the minimum exercise price or grant price of options or SARs required by the 2005 Plan;

•	change the class of persons eligible to receive options or other awards under the 2005 Plan;

•	extend the duration of the 2005 Plan or the exercise period of any options or SARs granted under the 2005 Plan; or

•	otherwise require stockholder approval to comply with applicable laws or rules.

The Compensation Committee may amend outstanding options or awards. However, no amendment or termination of the 2005 Plan or amendment of outstanding options or awards may materially impair the previously accrued rights of a participant under any outstanding option or award without his or her written consent, unless the Board of Directors or the Compensation Committee determines that the amendment is necessary or advisable to comply with laws, regulations, rules or accounting standards. Additionally, neither the Board of Directors nor the Compensation Committee will be permitted to reduce the exercise price or grant price of a stock option or SAR granted under the 2005 Plan, cancel a stock option or SAR with an exercise price or grant price above the value of the common stock in exchange for another type of award under the 2005 Plan, or amend the minimum exercise or vesting provisions of the 2005 Plan, without first obtaining stockholder approval of this action.

Term of the 2005 Plan. If the 2005 Plan is approved by the stockholders, the 2005 Plan will continue in effect until all shares of common stock available under the 2005 Plan are delivered and all restrictions on those shares have lapsed, unless the 2005 Plan is terminated earlier by the Board of Directors; however, no award may be granted under the 2005 Plan after April 26, 2015.

Non-U.S. Participants. The Compensation Committee may authorize appropriate procedures and subplans and grant Awards or substitutes for Award to permit eligible individuals who are not United States nationals or who are employed outside the United States to participate in the 2005 Plan or to otherwise conform to requirements or practices of non-U.S. jurisdictions.

New Plan Benefits. No awards have yet been granted under the 2005 Plan. Because benefits under the 2005 Plan will depend on the Compensation Committee’s actions and other events in the future, it is not possible to determine the benefits that would be received under the 2005 Plan by directors, executive officers and other employees if the 2005 Plan is approved by the stockholders, except as described under “Non-employee Director Stock Awards” above. In addition, the benefits or amounts that would have been received by or allocated to those persons for the last completed fiscal year if the 2005 Plan had been in effect cannot be determined.

Certain Federal Income Tax Consequences. The following is a brief summary of certain significant United States Federal income tax consequences, under the Internal Revenue Code of 1986, as amended, as in effect on the date of this summary, applicable to Newmont and recipients of options and other awards under the 2005 Plan. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes. References to “Newmont” in this summary of tax consequences mean Newmont Mining Corporation or any subsidiary or affiliate of Newmont Mining Corporation that employs or receives the services of a recipient of an option or other award under the 2005 Plan, as the case may be.

The grant of stock options under the 2005 Plan will not result in taxable income to the recipient of the option or an income tax deduction for Newmont. However, the transfer of common stock to an option holder upon exercise of his or her option may or may not give rise to taxable income to the option holder and a tax deduction for Newmont depending upon whether the option is an incentive stock option or a non-qualified stock option.

The exercise of a non-qualified stock option by an option holder generally results in immediate recognition of ordinary income by the option holder and a corresponding tax deduction for Newmont in the amount by which the fair market value of the shares of common stock purchased, on the date of exercise, exceeds the aggregate option exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the exercise date of the option will generally result in a capital gain or loss to the option holder at the time he or she disposes of those shares.

In general, the exercise of an incentive stock option is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for Newmont at any time unless the option holder disposes of the shares purchased within two years from the date the incentive stock option was granted or one year from the date of exercise of the option (known as a “disqualifying disposition”). If these holding period requirements under the Internal Revenue Code are satisfied, and if the option holder has been an employee of Newmont at all times from the grant date of the incentive stock option to the day three months before exercise of the option, or twelve months in the case of termination of employment due to disability, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder makes a disqualifying disposition of any of those shares, he or she will generally be obligated to report as ordinary income for the year in which that disqualifying disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the option exercise price paid for those shares. Newmont would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the option exercise price of the incentive stock option, the difference would be a capital loss for the option holder.

SARs granted under the 2005 Plan will generally be subject to a new federal tax law, the American Jobs Creation Act of 2004. As a result of the enactment of this new law, the tax treatment of SARs granted under the 2005 Plan is unclear. Under initial guidance issued by the Internal Revenue Service concerning the new law, the granting of a SAR should not produce taxable income to a participant who receives the SAR or a tax deduction for Newmont, and upon exercise of the SAR, the fair market value as of the exercise date of common stock the participant receives should be taxable to the participant as ordinary income and deductible by Newmont if the SAR satisfies the following conditions: (1) the SAR relates to stock of the service recipient, (2) the grant price of the SAR can never be less than the fair market value of the stock subject to the SAR on the date the SAR is granted, (3) the stock subject to the SAR is traded on an established securities market, (4) only that traded stock may be delivered in settlement of the SAR upon exercise and (5) the SAR does not include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR. Under this Internal Revenue Service guidance, the recipient of a SAR that does not satisfy all of these conditions may be obligated to report as ordinary income the value of the SAR in the year in which that SAR vests unless that SAR is payable only after a specified time or pursuant to a fixed schedule or the recipient’s separation from service, disability, death or unforeseeable emergency or a change in control of Newmont.

A participant generally will not recognize any taxable income upon the award of shares of restricted stock which are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to such stock will be taxable as compensation income to the participant. Generally, the participant will recognize ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse. However, a participant may elect to recognize ordinary income upon the award date of restricted stock based on the fair market value of the shares of common stock subject to the award on that date. If the participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with applicable tax withholding and reporting requirements, Newmont will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in Newmont’s taxable year in which that participant recognizes that ordinary income.

The receipt of other stock-based awards generally should not result in the recognition of taxable income by the recipient. The payment of other stock-based awards, or of bonuses or other compensation under the 2005 Plan, should generally result in immediate recognition of ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of any shares of common stock or other property received, and a corresponding tax deduction for Newmont; however, to the extent that the common stock is not transferable and is subject to a substantial risk of forfeiture, the tax consequences to the recipient and Newmont should be similar to the tax consequences of restricted stock awards, described above.

Upon issuance of shares under a non-employee director stock award to a non-employee director, he or she will recognize ordinary income in an amount equal to the fair market value of those shares on the date of issuance. At that time, Newmont will be entitled to a corresponding income tax deduction.

Under section 162(m) of the Internal Revenue Code, Newmont may be limited as to Federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to Newmont’s Chief Executive Officer or any one of Newmont’s other four highest paid executive officers who are employed by Newmont on the last day of Newmont’s taxable year. However, certain “performance-based compensation” the material terms of which are disclosed to and approved by the Company’s stockholders is not subject to this deduction limitation. The 2005 Plan has been structured with the intention that compensation resulting from stock options and SARs granted independently of stock options under the 2005 Plan will be qualified performance-based compensation and, assuming the 2005 Plan is approved by the stockholders, deductible without regard to the limitations otherwise imposed by section 162(m) of the Internal Revenue Code. The 2005 Plan allows the Compensation Committee discretion to award SARs related to stock options, restricted stock, and other stock-based awards that are intended to be qualified performance-based compensation. Bonuses and other compensation payable in common stock under the 2005 Plan are not intended to be qualified performance-based compensation, unless paid under another incentive compensation plan that is approved by the stockholders in compliance with the exception under section 162(m) of the Internal Revenue Code for qualified performance-based compensation.

Under certain circumstances, the accelerated vesting, exercise or payment of awards under the 2005 Plan in connection with a “change of control” of Newmont might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of section 280G of the Internal Revenue Code. To the extent it is so considered, the participant holding that award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and Newmont would be denied a tax deduction for the excess parachute payment.

Board Recommendation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE FOREGOING PROPOSAL TO APPROVE THE COMPANY’S 2005 STOCK INCENTIVE PLAN.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2004 concerning shares of Newmont’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of Newmont’s existing equity compensation plans approved by stockholders.

	(a)		(b)	(c)
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)(2)
Equity compensation plans approved by stockholders:
1996 Employees Stock Plan(3)	6,668,361	(4)	$35.04	11,865,849
2000 Non-Employee Director Stock Plan(5)	5,592		$26.82	356,588
Equity compensation plans not approved by stockholders:
1999 Employees Stock Plan	1,758,084		$21.91	519,827

TOTAL	8,432,037		$32.30	12,742,264

(1)	The shares of restricted stock granted under the 1996 Employees Stock Plan and the 1999 Employees Stock Plan are not listed in the table because such shares are currently issued and outstanding. The shares of restricted stock vest over three years and transfer restrictions expire upon vesting. Holders of shares of restricted stock are entitled to vote the shares and to receive any dividends declared on the shares.
(2)	Both the 1999 Employees Stock Plan and the 1996 Employees Stock Plan permit the grant of restricted stock, stock units, deferred stock, performance shares and other types of stock-based awards. All of the shares of common stock remained available for future issuance under the 1999 Employees Stock Plan as of December 31, 2004 for such awards, and all of the shares of common stock were available for future issuance under the 1996 Employees Stock Plan as of December 31, 2004 for such awards. The terms and provisions of the 1999 Employees Stock Plan and the 1996 Employees Stock Plan are identical, except that no incentive stock options may be granted under the 1999 Employees Stock Plan and that the maximum number of shares under the 1999 Plan cannot be increased.
(3)	The 1996 Employees Stock Plan provides that the maximum number of shares under the Plan is automatically increased on January 1 by an additional number of shares equal to one percent of the number of shares of Newmont common stock outstanding on December 31 of each year.
(4)	Represents shares of common stock issuable upon (1) exercise of outstanding options granted, (2) vesting of deferred stock, under Newmont’s 1996 Employees Stock Plan, and (3) vesting of restricted stock units under Newmont’s 1999 Employees Stock Plan. This number does not include 786,400 shares of common stock issuable upon exercise of outstanding options granted under plans assumed by Newmont in acquisitions. The weighted average exercise price of outstanding options granted under plans assumed in acquisitions as of December 31, 2004 was $31.40. Newmont cannot grant any additional options under these assumed plans. Upon the vesting of a deferred stock or restricted stock units award, the holder is entitled to the issuance of the number of shares of common stock specified in the award, less applicable taxes, without the payment of any consideration by the employee.
(5)	Effective January 1, 2003, directors are no longer entitled to receive stock options in place of other compensation.

If the 2005 Plan is approved by the stockholders at the 2005 Annual Meeting, no additional grants or awards will be made under any of the existing plans described in the table above.

Equity Compensation Plan Not Approved by Stockholders—1999 Employees Stock Plan. In March 1999, the Board of Directors adopted the 1999 Employees Stock Plan (the “1999 Plan”). The 1999 Plan has not been approved by the stockholders.

Shares Subject to the Plan. As of December 31, 2004, 1,645,668 shares of Newmont Common Stock were subject to outstanding options granted, 112,416 shares of deferred stock remain unvested, and 519,827 shares remained available for future grants. If any option granted pursuant to the 1999 Plan expires or terminates for any reason without being exercised in full, the unexercised option released will again be available for granting. The number of shares available for future grants and previously granted but unexercised options is subject to adjustment for any future stock dividends, splits, combinations, or other changes in capitalization as described in the 1999 Plan.

Eligibility. Employees of Newmont and subsidiaries designated by the Compensation and Management Development Committee are eligible to receive awards under the 1999 Plan.

Stock Option Awards. The Compensation and Management Development Committee may grant non-qualified stock options to eligible employees. The exercise price of options granted under the 1999 Plan cannot be less than 100% of the fair market value of a share of common stock on the day of grant. Options are exercisable within the times and upon the events determined by the Compensation and Management Development Committee as set forth in the optionee’s option agreement. Options are exercisable over such period as may be determined by the Compensation and Management Development Committee, so long as the option term does not exceed 10 years. The 1999 Plan provides for the payment of the exercise price of options by any method permitted by applicable law and approved by the Compensation and Management Development Committee at the time of grant, including payment in accordance with a “cashless exercise” program established by the Compensation and Management Development Committee.

Other Equity Compensation Awards. The 1999 Plan provides for the grant of other types of equity-based awards, including stock appreciation rights, restricted stock awards, deferred stock, and other types of stock-based awards, including deferred stock, restricted stock units, performance shares, performance units and convertible debentures. The Compensation and Management Development Committee may also authorize the grant of shares of common stock under the 1999 Plan as bonuses under other incentive performance arrangements established by Newmont.

Mergers, Consolidation or Change of Control. In the event of a change of control of Newmont, unless the applicable award agreement specifies otherwise, all restrictions with respect to restricted stock are immediately cancelled and the time of exercise of options, stock appreciation rights and other stock-based awards is accelerated so that such awards become immediately exercisable in full. In the event of a change of control, the Compensation and Management Development Committee, in its discretion, may provide for the assumption or substitution of outstanding awards by the successor corporation to the Company or may provide for the conversion of outstanding awards into a right to receive cash based on the greater of (i) the highest value of the consideration to be received in connection with such transaction for one share of common stock; and (ii) the highest market trading price of a share of common stock during the 30 consecutive trading days prior to the date of the change of control, less any applicable per share exercise price of such award, multiplied by the number of shares of common stock subject to the award.

Other Matters

The Board of Directors does not intend to bring other matters before the Company’s Annual Meeting of Stockholders, except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board of Directors or by others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment.

Additional information about Newmont, including its Annual Report on Form 10-K, is available through the Company’s web site, at www.newmont.com.

The 2005 Annual Meeting

Newmont will establish meeting procedures for the conduct of the Annual Meeting of Stockholders to ensure that there is sufficient time to address all of the items described in the Proxy Statement and to facilitate an orderly meeting. An agenda and procedures will be distributed at the beginning of the meeting describing the official business meeting and procedures for stockholders wishing to address the meeting during a stockholders assembly, which will follow the official business meeting. Time allotted to questions or comments by stockholders will be limited.

Newmont invites questions from stockholders to be addressed at the Annual Meeting. Stockholders may mail their questions to Newmont to the attention of Secretary, Newmont Mining Corporation, 1700 Lincoln Street, Denver, CO 80203, USA, or submit them to Newmont at investor.relations@newmont.com. Along with your questions, please state the number of Newmont shares you own.

If you plan to attend the Annual Meeting, please check the box on your proxy card.

We will include the results of the voting at the 2005 Annual Meeting in Newmont’s second quarter report on Form 10-Q filed with the Securities and Exchange Commission.

APPENDIX A

NEWMONT MINING CORPORATION

AUDIT COMMITTEE CHARTER

The Board of Directors (the “Board”) of Newmont Mining Corporation (the “Corporation”) has established an Audit Committee (the “Committee”) comprised of at least three directors appointed by the Board. The membership qualifications, authority, responsibility and specific duties of the Committee are described below:

Membership Qualifications

To serve on the Committee, a director must be independent. To be considered independent, a director must meet the criteria for independence (a) required by the New York Stock Exchange, the Securities and Exchange Commission, and any applicable laws and regulations, and (b) established by the Board in the Corporation’s Corporate Governance Guidelines or otherwise. In addition, the director should receive no compensation from the Corporation or any of its affiliates (including fees paid directly or indirectly for any consulting or any legal, financial or other advisory services), other than director’s fees for service as a member of the Board and any committees thereof. No Committee member will serve on the audit committees of more than three public companies.

Committee members shall serve until their successors shall be duly designated and qualified. Any member may be removed at any time, with or without cause, by a majority of the Board then in office. Any vacancy in the Committee occurring for any cause may be filled by a majority of the Board then in office.

The Committee’s chairperson shall be designated by the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

In addition, to serve on the Audit Committee, a director must be financially literate (or must become so within a reasonable period of time after being appointed to the Committee), as the Board interprets such qualification in its business judgment. At least one member of the Committee must qualify as an Audit Committee Financial Expert, as defined from time to time by rules and regulations of the Securities and Exchange Commission.

Authority

The Board has granted the Committee the authority herein provided, as well as the authority to investigate any activity of the Corporation and its subsidiaries. The Committee has been, and shall be, granted unrestricted access to all information and all employees have been, and shall be, directed to cooperate as requested by members of the Committee. The Committee has the authority to retain, at the Corporation’s expense, persons having special competencies (including, without limitation, legal, accounting or other consultants and experts) to assist the Committee in fulfilling its responsibilities.

Purpose And Responsibilities

The primary responsibility for financial and other reporting, internal controls, and compliance with laws and regulations, and ethics rests with the management of the Corporation. The Committee’s primary purposes are (1) to assist the Board in its oversight of the integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements and corporate policies and controls, the independent public accountant’s selection, retention, qualifications, objectivity and independence, and the performance of the Corporation’s internal audit function, and (2) to prepare the “Report of the Audit Committee” to be included in the Corporation’s annual proxy statement. The Committee will assist the Board by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls that management and the Board have established, and the audit process.

The Committee is responsible for overseeing the integrity of the financial reporting process and that the financial statements adequately represent the Corporation’s financial condition, results of operations and cash flows. Secondly, the Committee is responsible for overseeing the Corporation’s compliance with corporate policies that provide processes, procedures and standards to follow in accomplishing the Corporation’s goals and objectives. Thirdly, the Committee is responsible for understanding the Corporation’s internal control structure and areas that represent high risk for material misstatement of the financial statements.

Each of the independent public accountants, the principal accounting officer, and the lead executives of internal audit and reserves reporting shall have direct and unrestricted access to the Committee as well as the opportunity to meet with the entire Board.

The Committee shall meet no less than four times annually. Additional or special meetings may be held at the Committee’s discretion.

Specific Duties

In discharging its responsibilities, the Committee shall have the sole authority to, and shall, do the following:

(1)	retain and, where appropriate, terminate the Corporation’s independent public accountants,

(2)	pre-approve all auditing services and related fees and the terms thereof, including the scope of the independent public accountants’ audit examination plan, procedures and timing of the audit,

(3)	pre-approve any non-audit services (i.e., any services provided other than in connection with the audit or review of financial statements) to be rendered by the Corporation’s independent public accountants, including the terms thereof, and the fees to be paid in connection therewith, and

(4)	resolve disagreements, if any, between the Corporation’s independent public accountants and management.

The Committee may delegate to one or more members of the Committee the authority to pre-approve services to be provided by the independent public accountants. Any such pre-approval by one or more members of the Committee shall be reported to the full Committee at the next scheduled meeting. The pre-approval of auditing and non-auditing services can be done with input from, but no delegation of authority to, management.

The Committee is also expected to perform the following additional duties:

1.	Prior to the audit, review the experience and qualifications of the senior members of the independent public accountants’ audit team and the quality control procedures of the independent public accountant.

2.	Review with the director of internal audit the responsibilities, qualifications and staffing of the internal audit department, the budget and scope of the audits, any significant findings and management’s response thereto. Review the appointment, performance and replacement of the director of internal auditing.

3.	Review with the independent public accountants, the director of internal audit and management the Corporation’s policies and procedures relative to the adequacy of internal accounting and financial reporting controls, including controls over quarterly and annual financial reporting, computerized information systems and security.

4.	Make all necessary inquiries of management, the independent public accountants and the internal auditors concerning compliance with established standards of corporate conduct.

5.	Review with management, the director of internal audit and the independent public accountants (i) the Corporation’s policies with respect to risk assessment and risk management, (ii) the Corporation’s major financial risk exposures, (iii) the steps management has taken to monitor and control such exposures, and (iv) the processes followed for assessment of internal controls under Section 404 of the Sarbanes-Oxley Act of 2002.

6.	Review with management and the independent public accountants risks of material misstatement due to fraud, and the processes and controls implemented by the Corporation to manage the risks.

7.	Review with management and the independent public accountants the accounting and reporting principles and practices applied by the Corporation in preparing its financial statements, including: (i) major issues regarding accounting principles and financial statement presentations including any significant changes in the Corporation’s selection or application of accounting principles, and major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent public accountants setting forth significant financial reporting issues, estimates and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation; and (iv) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

8.	Discuss with management generally the types of information (including financial information and earnings guidance) to be disclosed in earnings press releases and earnings calls, as well as to analysts and rating agencies.

9.	Prior to the release of each quarterly and annual earnings news release, discuss with management and the independent public accountants the results for the quarter or the year, including any significant transactions which occurred during the quarter or the year, any significant adjustments, management judgments and accounting estimates, new accounting policies and any disagreements between management and the independent public accountants.

10.	Prior to each annual news release reporting proven and probable reserves, review with the director of reserves reporting the Corporation’s policies, procedures and methodology regarding the reporting of proven and probable reserves and non-reserve mineralized material.

11.	Prior to the release of the annual financial statements and Annual Report on Form 10-K, review with management and the independent public accountants, upon completion of their audit, the financial results for the year and the results of the audit, including (i) the Corporation’s annual financial statements and related footnotes; (ii) management’s discussion and analysis of the financial condition and results of operations; (iii) the results of the audit, including the nature and amount of unrecorded adjustments resulting from the audit; (iv) the independent public accountants’ management recommendations; (v) any significant transactions which occurred during the year; (vi) any significant adjustments; (vii) management judgments and accounting estimates; (viii) new accounting policies; (ix) all alternative treatments of financial information within generally accepted accounting principles, ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and (x) any disagreements between management and the independent public accountants.

12.	Prior to the release of quarterly financial statements and Quarterly Report on Form 10-Q, review with management and the independent public accountants, the Corporation’s quarterly financial statements for such quarter, including (i) the financial statements and related footnotes, (ii) management’s discussion and analysis of the financial condition and results of operations, (iii) the result of the quarterly review, including the nature and amount of unrecorded adjustments resulting from the review, (iv) any significant transactions which occurred during the quarter, (v) any significant adjustments, (vi) critical accounting policies and practices, (vii) new accounting policies, (viii) all alternative treatments of financial information within generally accepted accounting principles, ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent public accountants, and (ix) any disagreements between management and the independent public accountants.

13.	At least annually, (i) obtain and review from the independent public accountants a written statement delineating all their relationships with the Corporation, consistent with the Independence Standards Board Standard I, which is to include all non-audit services provided and related fees and (ii) discuss with the independent public accountants any disclosed relationships or services that may impact the objectivity and independence of the accountants and take appropriate action to satisfy itself as to the independence of the accountants.

14.	At least annually, (i) obtain and review a written report by the independent public accountants describing (a) the firm’s internal quality-control procedures; and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting any independent audit carried out by the firm, and any steps taken to deal with any such issues, and (ii) review the independent public accountants’ work throughout the year, including obtaining the opinions of management and the Corporation’s internal auditors. Based upon the foregoing, (i) evaluate the independent public accountants’ (including the engagement partner’s) performance and (ii) present the Committee’s conclusions to the full Board.

15.	Prepare the “Report of the Audit Committee” included in the Corporation’s annual proxy statement. Such report is to include:

•	That matters required by Statement on Auditing Standards No. 61 have been discussed with the independent public accountants;

•	That the independence of the independent public accountants has been discussed with them;

•	That the audited financial statements have been reviewed and discussed with management; and

•	The Committee’s recommendation with regard to the audited financial statements.

16.	Meet periodically and separately with each of management, the internal auditors and the independent public accountants.

17.	Review and evaluate the internal auditors’ work throughout the year, and present the Committee’s conclusions to the full Board.

18.	At least quarterly, review with the independent public accountants difficulties or problems encountered in the course of any audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

19.	Set clear hiring policies for employees or former employees of the independent public accountants in accordance with applicable laws and regulations.

20.	Take such action as necessary to assure the rotation of the engagement audit partner at least every five years or such other period as may be required under applicable law.

21.	Establish procedures for processing internal complaints regarding accounting, internal controls or auditing matters, and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing practices.

22.	Conduct an annual performance self-evaluation of the Committee.

23.	Apprise the Board regularly of significant developments in the course of performing the above duties, including reviewing with the full Board any issues that arise with respect to the quality or integrity of the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent public accountants, or the performance of the internal audit function.

24.	Review and reassess the adequacy of this charter on an annual basis and submit any proposed revisions to the Board for consideration and approval.

Approved by the Board of Directors on July 28, 2004

APPENDIX B

NEWMONT MINING CORPORATION

2005 STOCK INCENTIVE PLAN

1.    Purposes. The purposes of the Newmont Mining Corporation 2005 Stock Incentive Plan are:

(a)    To further the growth, development and success of the Company and the Affiliates by enabling employees and directors of, and consultants to, the Company and the Affiliates to acquire a continuing equity interest in the Company, thereby increasing their personal interests in such growth, development and success and motivating such employees, directors and consultants to exert their best efforts on behalf of the Company and the Affiliates and to provide incentives for the future performance of services; and

(b)    To maintain the ability of the Company and the Affiliates to attract and retain employees, directors and consultants of outstanding ability by offering them an opportunity to acquire a continuing equity interest in the Company and the Affiliates which will reflect the growth, development and success of the Company and the Affiliates.

Toward these objectives, the Committee may grant Awards to such employees, directors and consultants or pay such employees’, directors’ and consultants’ bonuses (if any) or other compensation in Common Stock or award or grant any combination thereof, all pursuant to the terms and conditions of the Plan.

2.    Definitions. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

(a)    “Affiliate”—(i) any Subsidiary, (ii) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company, or (iii) any entity in which the Company has a significant equity interest, which entity the Committee in its discretion determines will be an “Affiliate” for purposes of the Plan.

(b)    “Agreement”—a written or electronic award agreement or other instrument evidencing an Award (including any grant acknowledgement), as described in Section 3(f).

(c)    “Annual Meeting”—the annual meeting of stockholders of the Company.

(d)    “Award”—an Option, SAR, Other Stock-Based Award, Restricted Stock, Non-Employee Director Stock Award granted or awarded, or bonus or other compensation of an eligible employee, director or consultant paid in Common Stock, pursuant to the terms and conditions of the Plan.

(e)    “Board”—the Board of Directors of the Company.

(f)    “Change of Control”—the occurrence of any of the following events:

(i)	The acquisition in one or a series of related transactions by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (x) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege, unless the security being so converted was itself acquired directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below;

(ii)	Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries (a “Parent Company”)) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any corporation resulting from such Business Combination, any employee benefit plan (or related trust) of the Company, any corporation resulting from such Business Combination, or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Business Combination, such Parent Company) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, unless such ownership resulted solely from ownership of securities of the Company prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Business Combination, of the Parent Company) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(g)    “Code”—the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

(h)    “Committee”—the Compensation and Management Development Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, in accordance with Section 3(b).

(i)    “Common Stock”—the $1.60 par value common stock of the Company.

(j)    “Company”—Newmont Mining Corporation, a Delaware corporation, or any successor entity.

(k)    “Covered Employee”—a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(l)    “Dividend Equivalents”—the equivalent value (in cash or Common Stock) of dividends that would otherwise be paid on shares of Common Stock that are subject to an Award but that have not been issued or delivered.

(m)    “Exchange Act”—the Securities Exchange Act of 1934, as it may be amended from time to time.

(n)    “Fair Market Value”—of a share of Common Stock as of a given date shall be the average of the high and low sales prices for a share of Common Stock on the New York Stock Exchange for such date, as reported by any independent commercial reporting service selected by the Committee; provided, however, that if there is no sale of shares of Common Stock reported by such reporting service on such date, such fair market value shall be the average between the bid and asked prices for a share of Common Stock reported by such reporting service at the close of trading on the New York Stock Exchange for such date; provided further, however, that if no such prices are reported for such day, the most recent day for which such prices are available shall be used. In the event that the method for determining the fair market value of a share of Common Stock provided for in the previous sentence shall not be practicable, then such fair market value shall be determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of the given date; provided, however, that for purposes of paragraphs (b) and (g) of Section 6, such fair market value shall be determined subject to Section 422(c)(7) of the Code.

(o)    “Independent SAR”—the meaning given such term in Section 7.

(p)    “ISO,” or “Incentive Stock Option”—an option to purchase Common Stock granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

(q)    “Non-Employee Director”—the meaning given such term is Section 5(b).

(r)    “Non-Employee Director Stock Award”—an award of Common Stock received by a Non-Employee Director under the Plan in accordance with the terms and conditions set forth in Section 10.

(s)    “Notice”—except as otherwise provided in the Agreement, written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m., Denver time, on a day when the Company’s offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be delivered in person to the Company’s Payroll Department or sent by facsimile to the Company, or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at 1700 Lincoln Street, Denver, Colorado 80203, Attention: Stock Plan Administrator.

(t)    “Option”—a right to purchase Common Stock granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Options may be either ISOs or stock options other than ISOs.

(u)    “Optionee”—a Participant who has been granted an Option under the Plan in accordance with the terms and conditions set forth in Section 6.

(v)    “Other Stock-Based Awards”—Awards granted to Participants under the Plan in accordance with the terms and conditions set forth in Section 9.

(w)    “Participant”—an individual who is eligible, pursuant to Section 5, and who has been selected, pursuant to Section 3, to participate in the Plan, and who holds one or more outstanding Awards under the Plan.

(x)    “Performance Criteria”—earnings, reserve replacement, net asset value, cash flow, sales, production, costs of production, margins, capital expenditures, market capitalization, return on equity, return on assets and return on capital.

(y)    “Person”—a “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons, whether United States or non-United States.

(z)    “Plan”—this Newmont Mining Corporation 2005 Stock Incentive Plan.

(aa)    “Restricted Stock”—Common Stock awarded under the Plan in accordance with the terms and conditions set forth in Section 8.

(bb)    “Restriction Period”—a period of time applicable to, and established or specified by the Committee at the time of, an award of Restricted Stock, which commences with the award date of such Restricted Stock and expires or lapses based upon the continued employment or service of the applicable Participant with the Company or an Affiliate, the achievement of particular performance goals and/or the satisfaction of other specified terms, conditions and restrictions in accordance with Section 8.

(cc)    “Rule 16b-3”—Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.

(dd)    “SAR”—a stock appreciation right granted to a Participant under the Plan and in accordance with the terms and conditions of Section 7. A SAR may be either a “Tandem SAR” or an “Independent SAR,” as defined in Section 7.

(ee)    “SEC”—the Securities and Exchange Commission.

(ff)    “Subsidiary”—any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

(gg)    “Substitute Awards”—Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, stock options or other awards previously granted, or the right or obligation to grant future stock options or other awards, by a company acquired by the Company or a Subsidiary or with which the Company or a Subsidiary combines, including a transaction described in Section 424(a) of the Code.

(hh)    “Tandem SAR”—the meaning given such term in Section 7.

3.    Administration of the Plan. (a) The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, except with respect to matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) or Section 162(m) of the Code, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any action or determination by the Committee specifically affecting or relating to an Award granted to a Non-Employee Director shall be taken, or approved and ratified, by the Board.

(b)    The Committee shall be appointed from time to time by the Board. The Committee shall consist of not less than three non-employee members of the Board, each of whom satisfies such criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

(c)    The Committee shall have full discretionary authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. In particular, the Committee shall have the exclusive right and discretionary authority, in accordance with the terms of the Plan, to: (i) determine eligibility for participation in the Plan; (ii) determine the amount of Awards payable under the Plan; (iii) select, from time to time, from among those eligible, the employees, directors and consultants to whom Awards shall be granted under the Plan; (iv) determine whether an Award shall take the form of an ISO, Option other than an

ISO, Tandem SAR, Independent SAR, Restricted Stock, Non-Employee Director Stock Award, bonuses or other compensation payable in Common Stock, Other Stock-Based Award (and, if so, the form thereof) or any combination thereof; (v) determine the number of shares of Common Stock to be included in any Award or to which any Award shall otherwise relate and the periods for which Awards will be outstanding; (vi) determine the other terms and conditions, not inconsistent with the provisions of the Plan, of any Awards granted under the Plan; (vii) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or an Affiliate; (viii) grant Substitute Awards on such terms and conditions as it shall prescribe; (ix) to the extent permitted under the Plan, accelerate the exercisability or the termination of any Restriction Period or other restrictions with respect to any Award; (x) to the extent permitted under the Plan and the applicable Agreement, grant waivers of Plan terms, conditions, restrictions and limitations; (xi) to the extent permitted by the Plan, amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of Common Stock subject to any outstanding Award; (xii) in accordance with the Plan, establish and administer any performance goals in connection with any Awards, including the Performance Criteria to which such performance goals relate and the applicable measurement periods, and certify whether, and to what extent, any such performance goals have been met; (xiii) establish and administer any other terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of, or relating to, any Award, including any Restriction Periods; (xiv) at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise; (xv) offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made; and (xvi) determine whether, and to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended.

(d)    The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 3(a), and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to: (i) interpret the Plan and the Agreements; (ii) construe any ambiguous provision of the Plan and/or the Agreements; (iii) decide all questions concerning eligibility for, and the amount of, Awards granted under the Plan; and (iv) make all valuation determinations relating to Awards and the payment or settlement thereof. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any defects, supply any omissions or reconcile any inconsistencies in the Plan and/or any Agreement or any other instrument relating to any Awards. The Committee shall have the authority to adopt and modify such procedures (including exercise procedures) and subplans and grant Awards (including substitutes for Awards) on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are non-United States nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan.

(e)    The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. All decisions, determinations, actions and interpretations by the Committee with respect to the Plan and any Agreement shall be final, conclusive and binding on all Participants and all persons having or claiming to have any right or interest in or under the Plan and/or any Agreement. The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any director, officer or employee of the Company or an Affiliate and such attorneys, consultants and accountants as the Committee may select. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

(f)    The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. Each Award shall be evidenced by an Agreement; however, two or more Awards to a single Participant may be combined in a single Agreement. An Agreement shall not be a precondition to the granting of an Award; provided, however, that (i) the Committee may, but need not, require as a condition to any Agreement’s effectiveness, that such Agreement be executed by the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Agreement be delivered to the Company, and (ii) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Agreements. Any Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Agreement as supplemented or amended are not inconsistent with the provisions of the Plan. In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

(g)    A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

(h)    The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers and other persons as it deems necessary or appropriate. In accordance with Section 18, the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

(i)    In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

(j)    Except to the extent prohibited by applicable law, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) or Section 162(m) of the Code, or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this paragraph (i) of Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

4.    Shares of Stock Subject to the Plan. (a) (i) The shares of stock subject to Awards granted under the Plan shall be shares of Common Stock. Such shares of Common Stock subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary, as the Committee determines. The total number of shares of Common Stock that may be delivered pursuant to any Awards under the Plan is 20,000,000 shares.

(ii)	Subject to the foregoing limit on the number of shares of Common Stock that may be delivered in the aggregate under the Plan, the maximum number of shares that may be delivered with respect to the following types of Awards shall be as follows:

(A)	The maximum number of shares of Common Stock that may be delivered under all Awards of Restricted Stock and other Stock-Based Awards shall be 10,000,000 shares; and

(B)	No more than 1,000,000 shares of Common Stock may be awarded as Non-Employee Director Stock Awards.

(b)    Notwithstanding any of the limitations set forth in this Section 4, the numbers of shares of Common Stock specified in this Section 4 shall be adjusted as provided in Section 16.

(c)    If (i) any shares of Common Stock subject to an Award are forfeited to the Company (including any shares subject to a Participant’s Restricted Stock Award that are repurchased by the Company at the Participant’s cost) or are subject to an Option, SAR or Other Stock-Based Award which for any reason expires or terminates without having been fully exercised (except to the extent an Option is surrendered due to the exercise of a related Tandem SAR or a Tandem SAR terminates due to the exercise of a related Option), or (ii) any Award based on shares of Common Stock is settled for cash, expires or otherwise terminates without the issuance of such shares of Common Stock, the shares of Common Stock subject to such Award shall, to the extent of such forfeiture, expiration, termination or cash settlement, be available for delivery in connection with future Awards under the Plan.

(d)    In the event that any exercised SAR is settled by the issuance of shares of Common Stock, the total number of shares of Common Stock with respect to which such SAR is exercised shall reduce the total number of shares of Common Stock available for delivery under the Plan.

(e)    Any shares of Common Stock delivered upon exercise or satisfaction of Substitute Awards shall not reduce the shares of Common Stock available for delivery under the Plan; provided, however, that the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of shares set forth in paragraph (a) of this Section 4, as adjusted pursuant to paragraphs (b) and (c) of this Section 4.

5.    Eligibility. (a) Employees of the Company and the Affiliates, directors (whether or not also employees) of the Company and the Affiliates, and consultants of the Company and the Affiliates, shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on granting ISOs set forth in Section 6(g).

(b)    Each member of the Board shall be eligible to receive Non-Employee Director Stock Awards, all in accordance with the terms and conditions of the Plan, provided that, as of the date of granting of a Non-Employee Director Stock Award, he or she is not an employee of the Company or an Affiliate (any such eligible member of the Board, a “Non-Employee Director”). Notwithstanding any other provision of the Plan to the contrary, no Persons other than Non-Employee Directors shall be eligible to receive Non-Employee Director Stock Awards.

6.    Terms and Conditions of Stock Options. All Options to purchase Common Stock granted under the Plan shall be either ISOs or Options other than ISOs. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Option other than an ISO. Each Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Agreement.

(a)    The number of shares of Common Stock subject to an Option shall be determined by the Committee and stated in the Agreement evidencing such Option.

(b)    The purchase price (also referred to as the option exercise price) per share of shares of Common Stock subject to each Option shall be determined by the Committee and stated in the Agreement. Such option exercise price may be fixed or indexed and, subject to paragraph (g)(iii) of this Section 6, shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time that the Option is granted; provided, however, that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 16, in the form of stock options, shall have an option exercise price per share of Common Stock that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

(c)    Each Option shall be exercisable in whole or in such installments, at such times and under such conditions as may be determined by the Committee in its discretion in accordance with the Plan and stated in the Agreement, and, in any event, over a period of time ending not later than ten (10) years from the date such Option was granted, subject to the last sentence of this paragraph (c) and paragraph (g)(iii) of this Section 6; provided, however, that no Option (unless it is a Substitute Award) may (i) become exercisable until the expiration of a period of at least six (6) months after the grant date of such Option or (ii) become exercisable in full prior to two (2) years from the grant date of such Option; except in the event of the Optionee’s death, disability or retirement or a Change of Control, or, with respect to clause (ii) immediately preceding, other circumstances specified by the Committee. An Agreement may provide that the period of time over which an Option other than an ISO may be exercised shall be automatically extended if on the scheduled expiration date of such Option the Optionee is prohibited by any applicable securities laws, regulations, rules or Company policy from trading the Common Stock; provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than sixty (60) days after such prohibitions terminate.

(d)    Each Option may be exercised by giving Notice to the Company or its designee specifying the number of shares of Common Stock to be purchased, which shall be accompanied by payment in full to the Company of the option exercise price and applicable taxes, if any, in accordance with Section 14. Payment shall be in any manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Agreement, including, in the Committee’s discretion and subject to such terms, conditions and limitations as the Committee may prescribe, payment in Common Stock already owned by the Optionee or by the Optionee and his or her spouse jointly (either by actual delivery or attestation), or in accordance with a cashless (broker-assisted) exercise.

(e)    No Optionee or other person shall become the beneficial owner of any shares of Common Stock subject to an Option, nor have any rights to dividends or other rights of a stockholder with respect to any such shares, until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Agreement, and the Company has received full payment of the related option exercise price and applicable taxes, if any, in accordance with Section 14.

(f)    An Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the Optionee was an employee, director or consultant of the Company or an Affiliate, as applicable. Notwithstanding the preceding sentence, the Committee may determine in its discretion that an Option may be exercised following termination of such continuous employment or service as a director or consultant, whether or not exercisable at the time of such termination, to the extent provided in the applicable Agreement; provided, however, that in no event may any such Option be exercised after ten (10) years from the date it was originally granted, except as otherwise provided in Section 6(c).

(g)    (i) Each Agreement relating to an Option shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an “incentive stock option” under Section 422 of the Code. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

(ii) Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan or any other incentive stock option plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Optionee during any calendar year with respect to Common Stock having an aggregate Fair Market Value in excess of $100,000 (or such other maximum limit as may be required by the Code) as of the time the Option with respect to such Common Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted and in conformance with Section 422(d) of the Code and the Treasury Regulations promulgated thereunder.

(iii) No ISO shall be granted to an employee otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary, or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the option exercise price per share of Common Stock subject to the Option is at least 110% of the Fair Market Value of a share of Common Stock on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

(h)    The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Common Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting of such ISO to such Optionee, (ii) one (1) year from the transfer of such shares of Common Stock to such Optionee or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO undertake in the applicable Agreement to give such Notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Common Stock acquired by exercise of an ISO refer to such requirement to give such Notice.

(i)    The Committee may provide, in its discretion, at the time of grant of an Option, that the shares of Common Stock to be issued upon such Option’s exercise shall be in the form of Restricted Stock or similar other securities, or may reserve the right to so provide after the time of such grant.

(j)    (i) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options or other Awards in substitution therefor (to the extent not theretofore exercised).

(ii) In the event the Company no longer uses Accounting Principles Board Opinion No. 25 to account for equity compensation and is required to or elects to expense the cost of Options pursuant to Statement of Financial Accounting Standards No. 123 (or a successor or similar standard), the Committee shall have the authority to substitute, without receiving Participant consent, SARs (payable in Common Stock, cash or a combination thereof, at the Committee’s discretion) for then outstanding Options; provided that the terms of such substituted SARs correspond in relevant respects to the terms of related Options and the difference between the Fair Market Value of the underlying shares of Common Stock and the grant price (as defined in Section 7) of such substituted SAR is equivalent to the difference between the Fair Market Value of the underlying shares of Common Stock and the option exercise price of such related Option, as determined by the Committee.

7.    Terms and Conditions of SARs. Each SAR shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Agreement.

(a)    The Committee may grant a SAR (i)(A) in conjunction and simultaneously with all or part of the grant of an Option, or (B) with respect to all or part of a previously-granted Option that is not an ISO (a “Tandem SAR”), or (ii) independent of, and unrelated to, an Option (an “Independent SAR”).

(b)    The number of shares of Common Stock to which a SAR pertains shall be determined by the Committee and stated in the Agreement evidencing such SAR.

(c)    The grant price for each SAR shall be determined by the Committee and set forth in the Agreement. The grant price of a Tandem SAR shall be equal to option exercise price of the related Option. The grant price of an Independent SAR may be fixed or indexed and shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date such SAR is granted, except in the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 16 or as otherwise provided in Section 6(j)(ii).

(d)    (i) A Tandem SAR may be exercised for all or part of the shares of Common Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the shares of Common Stock for which the related Option is then exercisable. A Tandem SAR shall terminate and shall no longer be exercisable upon the expiration or exercise of the related Option, except that a Tandem SAR granted with respect to less than the full number of shares of Common Stock covered by the related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the SAR. A Tandem SAR shall entitle a Participant to elect, in the manner described below and as set forth in the applicable Agreement, in lieu of exercising his or her related Option, for all or a portion of the shares of Common Stock for which such Option is then exercisable pursuant to its terms, to surrender such Option with respect to any or all of such shares and to receive from the Company in exchange therefor a payment described in this Section 7. An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the shares covered by such exercise, be automatically cancelled and surrendered to the Company. Such Option shall thereafter remain exercisable according to its terms only with respect to the number of shares of Common Stock as to which it would otherwise be exercisable, less the number of such shares with respect to which such Tandem SAR has been so exercised. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (A) the Tandem SAR may be exercised only when the Fair Market Value of the shares subject to the ISO exceeds the option exercise price of the ISO, and (B) the value of the payment with respect to the Tandem SAR may not exceed one hundred percent (100%) of the difference between the Fair Market Value of the shares for which the Tandem SAR is exercised at the time the Tandem SAR is exercised and the option exercise price of the ISO.

(ii) An Independent SAR may be exercised upon whatever terms and conditions the Committee, in its discretion, in accordance with the Plan, determines and sets forth in the Agreement; provided, however, that no SAR (unless it is a Substitute Award) may (i) become exercisable until the expiration of a period of at least six (6) months after the grant date of such SAR or (ii) become exercisable in full prior to two (2) years from the grant date of such SAR, except in the event of the Participant’s death, disability or retirement or a Change of Control, or, with respect to clause (ii) immediately preceding, other circumstances specified by the Committee.

(iii) The Agreement evidencing a SAR shall set forth the extent, if any, to which the Participant may exercise such SAR following termination of the Participant’s service as an employee, director or consultant with the Company or an Affiliate, subject to the provisions of paragraph (i) of this Section 7(d).

(iv) No SAR shall be exercisable more than ten (10) years after it is granted, subject to the last sentence of Section 6(c) in the case of a Tandem SAR.

(e)    An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company.

(f)    Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company with a value equal to the amount by which (i) the Fair Market Value of a share of Common Stock on the date of such exercise, multiplied by the number of shares of Common Stock with respect to which the SAR is so exercised, exceeds (ii) the grant price of the SAR, multiplied by such number of shares; provided, however, that the Committee may establish, and set forth in the Agreement, a maximum amount per share of Common Stock that will be payable upon the exercise of a SAR; provided further, however, that the Agreement may provide that payment of such exercised SAR shall be made on a date or dates set forth in such Agreement following such exercise, and prior to such payment, the right to receive such payment shall be governed by Section 17(e)(ii).

(g)    The Company may, in the discretion of the Committee, as set forth in the Agreement, make payment on a properly exercised SAR: (i) in cash equal to the excess of the amount described in clause (i) over the amount described in clause (ii) of Section 7(f), subject to the proviso contained in Section 7(f); (ii) in the nearest whole number of shares of Common Stock, or other property, having an aggregate Fair Market Value on the date of exercise of the SAR which is not greater than the cash amount calculated in clause 7(g)(i) above; or (iii) in a combination of the manners described in clauses (i) and (ii) of this Section 7(g).

(h)    A Participant receiving a SAR shall have the rights of a stockholder only as to shares of Common Stock, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of such Award, and in accordance with the provisions of the Plan and the applicable Agreement, and not with respect to shares to which such Award relates but which are not actually issued to such Participant.

(i)    Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding SARs, or accept the surrender of outstanding SARs (up to the extent not theretofore exercised) and authorize the granting of new SARs or other Awards in substitution therefor (to the extent not theretofore exercised).

8.    Terms and Conditions of Restricted Stock Awards. All Awards of Restricted Stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine and which are set forth in the applicable Agreement.

(a)    The Committee may make any Award of Restricted Stock without the requirement of any cash payment from the Participant to whom such Award is made, or may require a cash payment from such a Participant in an amount no greater than the aggregate Fair Market Value of the Restricted Stock as of the Award date in exchange for, or as a condition precedent to, the completion of such Award and the issuance of such shares of Restricted Stock. The number of shares of Common Stock subject to a Restricted Stock Award shall be stated, or determined by reference to a formula contained, in the Agreement.

(b)    During the Restriction Period stated in the Agreement, (i) the Participant who receives shares of Restricted Stock shall not be permitted to sell, transfer, pledge, assign, encumber or otherwise dispose of such shares, and any attempt by such Participant to do so shall constitute the immediate and automatic forfeiture of such Award, and (ii) the shares of Restricted Stock shall be subject to such other restrictions as the Committee may impose, including any restriction described in paragraph (c) of this Section 8 or any restriction on the right to vote, and the right to receive or retain dividends on, such shares. Except as set forth in the Agreement, in the event of (x) any adjustment as provided in Section 16, or (y) any stock or securities are received as a dividend, or an extraordinary dividend is paid in cash, on shares of Restricted Stock, any new or additional shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Restriction Period, as relate to the original shares of Restricted Stock.

(c)    Except as otherwise provided in this paragraph (c) of Section 8, during the Restriction Period, shares of Restricted Stock shall be forfeited and revert to the Company (or, if such shares were sold to the recipient, the recipient shall be required to resell such shares to the Company at cost) upon termination for any reason of the recipient’s employment, or service as a director or consultant, with the Company or an Affiliate and the failure to meet or satisfy any applicable performance goals or other terms, conditions and restrictions to the extent set forth in the Agreement. Such terms, conditions or restrictions shall lapse separately or in combination at such time or times, in installments or otherwise, as the Committee shall determine and set forth in the Agreement; provided, however, that upon any such termination of the recipient’s employment or service during the Restriction Period, shares of Restricted Stock shall become free of all or part of such terms, conditions and restrictions to the extent that the Agreement, as determined by the Committee in its discretion on the award date, provides for lapse of such terms, conditions and restrictions upon such termination of employment or service, or the Committee, in its discretion, determines to waive any such terms, conditions or restrictions for whatever reason the Committee considers to be in the interests of the Company; provided further, however, that to the extent that Section 15 is intended to apply to shares of Restricted Stock, in no event shall such terms, conditions and restrictions applicable thereto be subject to lapse prior to the end of the otherwise applicable Restriction Period for any reason other than the Participant’s death, disability or involuntary termination of employment by the Company or an Affiliate without “cause,” or by the Participant with “good reason” (in each case, within the meaning of the applicable Agreement) or a Change of Control.

(d)    Restricted Stock issued under the Plan may be evidenced in such manner as the Committee in its discretion shall deem appropriate, including issuance of one or more stock certificates or manual or electronic book-entry registration. Any such stock certificates for shares of Restricted Stock shall be registered in the name of the recipient but shall either be appropriately legended and returned to the Company or its designee by the recipient, together with a stock power, endorsed in blank by the recipient, or delivered to and held by the Secretary of the Company or the Company’s designee.

(e)    Restricted Stock shall become free of the foregoing restrictions upon the expiration or termination of the applicable Restriction Period, and the Company shall, subject to paragraph (c) of Section 17 and satisfaction of applicable taxes in accordance with Section 14, then deliver stock certificates evidencing such shares of Common Stock, or such other evidence of ownership of such shares as the Committee may determine, to the Participant.

(f)    Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify outstanding Restricted Stock Awards, or accept the surrender of outstanding Restricted Stock Awards (to the extent that the Restriction Period or other restrictions applicable to such shares have not yet lapsed) and authorize the granting of new shares of Restricted Stock or other Awards in substitution therefor.

(g)    The Restriction Period applicable to any Restricted Stock Award, which is not either (i) subject to performance-based conditions determining the entitlement to the Award or restricting the grant size, the transfer of the shares or the vesting of the shares or (ii) a Substitute Award, shall not lapse in full earlier than two (2) years from the date of grant, except in the event of the Participant’s death, disability or retirement or a Change of Control, or other circumstances specified by the Committee.

9.    Terms and Conditions of Other Stock-Based Awards. The Committee may grant to Participants Awards under the Plan that are valued in whole or in part by reference to, or otherwise based on Common Stock, other than Options or other Awards granted under Section 6, 7, 8, 10 or 11 (“Other Stock-Based Awards”). All Other Stock-Based Awards under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions set forth in this Section 9, and to such other terms, conditions, restrictions and/or limitations, if any, not inconsistent with the Plan, as the Committee shall determine, in its discretion, and which are set forth in the applicable Agreement.

(a)    Other Stock-Based Awards shall take such form as the Committee, in its discretion, from time to time, determines, including deferred stock, stock units, restricted stock units, performance stock, performance units and convertible debentures.

(b)    The Agreement evidencing an Other Stock-Based Award shall contain such terms, conditions and restrictions as may be determined by the Committee and not inconsistent with the Plan, including provisions regarding: (i) the form of such Award; (ii) the number of shares of Common Stock subject to such Award or a formula for determining such number; (iii) terms and conditions to the grant, issuance, vesting and/or forfeiture of such Award or such shares of Common Stock; and (iv) restrictions on the transferability of such shares of Common Stock.

(c)    All Other Stock-Based Awards, and any Common Stock covered thereby, shall be forfeited upon termination of the recipient’s employment, or service as a director or consultant, with the Company or an Affiliate and/or the failure to meet any applicable vesting or performance goals to the extent set forth in the Agreement. Notwithstanding the foregoing, if any such recipient’s employment or service terminates for any reason specified by the Committee in its discretion and set forth in the Agreement, or the Committee, in its discretion, so determines, any or all remaining limitations, restrictions or requirements imposed pursuant to the Plan or in the Agreement with respect to such recipient’s Other Stock-Based Award shall be waived; provided, however, that, to the extent that Section 15 is intended to apply to an Other Stock-Based Award, no such waiver shall be available other than in the case of the Participant’s death, disability, involuntary termination of employment by the Company or an Affiliate without “cause,” or by the Participant with “good reason” (in each case, within the meaning of the applicable Agreement) or a Change of Control.

(d)    The value of an Other Stock-Based Award may, subject to the terms and conditions thereof, be paid to the Participant in cash, shares of Common Stock or other property or any combination of such forms of consideration, as determined by the Committee, in its discretion, and set forth in the Agreement. Any shares of Common Stock subject to Other Stock-Based Awards may be issued for no cash consideration or for such consideration as the Committee may, in its discretion, determine.

(e)    A Participant receiving an Other Stock-Based Award shall have the rights of a stockholder only as to shares of Common Stock, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of such Award, and in accordance with the provisions of the Plan and the applicable Agreement, and not with respect to shares to which such Award relates but which are not actually issued to such Participant.

(f)    The full vesting or lapse of restrictions and limitations applicable to any Other Stock-Based Award, which is not either (i) subject to performance-based conditions determining the entitlement to the Award or restricting the grant size, the transfer of the shares or the vesting of the Award, or (ii) a Substitute Award, shall not occur more rapidly than during the two (2) year period following the grant date of such Award, except in the event of the Participant’s death, disability or retirement or a Change of Control, or other circumstances specified by the Committee

10.    Terms and Conditions of Non-Employee Director Stock Awards. (a) On the first business day following the date of the Annual Meeting in each year, commencing in 2005, each Non-Employee Director who is elected or re-elected as a director of the Company at such Annual Meeting shall receive under the Plan, for service as a director of the Company previously rendered and to be rendered during the year in which such Annual Meeting is held, a number of shares of Common Stock determined by the Board at or prior to such Annual Meeting. If a person is elected or appointed a director of the Company in any calendar year after the Annual Meeting held in such calendar year, and qualifies as a Non-Employee Director, then such person shall receive under the Plan on the first business day following the effective date of such person’s election or appointment as a Non-Employee Director, for service as a director of the Company to be rendered during such year, a number of shares of Common Stock determined by the Board at or prior to such election or appointment. For the avoidance of doubt, in no event shall any person be entitled to receive more than one Non-Employee Director Stock Award under this Section 10(a) during a single calendar year.

(b)    A Non-Employee Director may forego any Non-Employee Director Stock Award under the Plan for any year by giving irrevocable Notice to such effect to the Company on or before December 31 of the immediately preceding year or, in the case of a Non-Employee Director Stock Award to be made to a person on the effective date of such person’s initial election or appointment as a Non-Employee Director, prior to such effective date.

(c)    A Non-Employee Director shall not be required to make any payment for any Non-Employee Director Stock Award granted under the Plan.

(d)    Except as otherwise determined by the Board not later than the award date of a Non-Employee Director Stock Award, a Non-Employee Director who receives a Non-Employee Director Stock Award shall have full beneficial ownership of, and rights and privileges of a shareholder as to awarded shares, including the rights to vote, receive dividends and sell, transfer, assign, pledge or dispose of such shares.

11.    Bonuses or Other Compensation Payable in Stock or Options. In lieu of annual retainers or other awards for Non-Employee Directors (including Non-Employee Director Stock Awards) or cash bonuses or other compensation otherwise payable under the Company’s or an Affiliate’s compensation plans, policies, practices or agreements to employees or consultants who are eligible to participate in the Plan, the Committee, in its discretion, may determine that such retainers, awards, bonuses or other compensation shall be payable in Common Stock, any type of Award under the Plan, or in a combination of Common Stock, Awards under the Plan and/or cash. Such bonuses or other compensation shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of Common Stock, Awards and/or cash subject to such restrictions, terms and conditions as the Committee may determine in its discretion.

12.    Effects Transfer, Leave of Absence, Change in Status. (a) Except as otherwise provided by the Committee pursuant to Section 12(b), for purposes of the Plan, a transfer of an employee from the Company to an Affiliate (or, for purposes of any ISO granted under the Plan, a Subsidiary), or vice versa, or from one Affiliate to another (or, in the case of an ISO, from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or an Affiliate, shall not be deemed a termination of employment of the employee for purposes of the Plan or with respect to any Award (in the case of ISOs, to the extent permitted by the Code).

(b)    The Committee shall have the discretion to determine the effects upon any Award, upon an individual’s status as an employee, director or consultant for purposes of the Plan (including whether a Participant shall be deemed to have experienced a termination of employment or other change in status) and upon the exercisability, vesting, termination or expiration of any Award in the case of (i) any Participant who is employed by an entity that ceases to be an Affiliate (whether due a spin-off of such Affiliate or otherwise), (ii) any transfer of a Participant between locations of employment with the Company or an Affiliate or between the Company and an Affiliate or between Affiliates, (iii) any leave of absence of a Participant, (iv) any change in a Participant’s status from an employee to a consultant or member of the Board, or vice versa; and (v) at the request of the Company or an Affiliate, any employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate.

13.    Rights of Employees and Other Persons. (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Agreement.

(b)    The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Agreement evidencing such Award. Without limiting the generality of the immediately foregoing sentence, nothing contained in the Plan or in any Agreement shall be deemed to:

(i)	give any employee or director the right to be retained in the service of the Company or any Affiliate, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(ii)	restrict in any way the right of the Company or any Affiliate to terminate, change or modify any employee’s employment or any director’s service as a director at any time with or without cause;

(iii)	confer on any consultant any right of continued relationship with the Company or any Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate, change or modify its relationship with such consultant;

(iv)	give any employee or director the right to receive any bonus, whether payable in cash or in Common Stock, or in any combination thereof, from the Company or any Affiliate, nor be construed as limiting in any way the right of the Company or any Affiliate to determine, in its sole discretion, whether or not it shall pay any employee or director bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(v)	give any Participant any rights whatsoever with respect to shares of Common Stock except as specifically provided in the Plan.

(c)    The adoption of the Plan shall not be deemed to give any employee or director of the Company or any Affiliate or any other person any right to be selected as a Participant or to be granted an Award, other than a Non-Employee Director eligible to receive a Non-Employee Director Stock Award in accordance with Section 10. Awards, including Awards under the same section of the Plan, need not be uniform as to all grants and recipients thereof.

(d)    Payments and other compensation received by a Participant under an Award shall not be deemed part of such Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or any Affiliate, unless expressly so provided by such other plan, contract or arrangement.

(e)    A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

14.    Tax Withholding Obligations. (a) The Company and any Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all Federal, state, local and non-United States taxes due in respect of such Award or payment and to take any such other action as may be necessary or appropriate in the opinion of the Committee to satisfy all obligations for the payment of such taxes.

(b)    The recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company, as determined in the Committee’s discretion, for the satisfaction of any withholding tax obligations that arise by reason of such payment or distribution. The Company shall not be required to make any payment or distribution under or relating to the Plan or any Award until such obligations are satisfied or such arrangements are made, as determined by the Committee in its discretion.

(c)    Without limiting the generality of subsections (a) and (b) of this Section 14, the Committee in its discretion may permit a Participant to satisfy or arrange to satisfy, in whole or in part, the withholding tax obligations incident to an Award by: (i) electing to have the Company withhold a portion of the Common Stock otherwise deliverable to such Participant pursuant to such Award (provided, however, that the amount of any Common Stock so withheld shall not exceed the amount necessary to satisfy required withholding tax obligations using the minimum statutory withholding rates for Federal, state, local and/or non-United States tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tendering to the Company Common Stock owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliate’s incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee.

(d)    The satisfaction of withholding taxes pursuant to this Section 14 shall be subject to such restrictions as the Committee may impose, including any restrictions required by the rules of the SEC.

15.    Code Section 162(m) Provisions; Individual Participant Limits. (a) Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award or an Other Stock-Based Award is granted to a Participant that such Participant is, or may as of the end of the tax year in which the Company or a Subsidiary would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 15 is applicable to such Award.

(b)    If an Award is subject to this Section 15, then the grant, vesting or forfeiture thereof; lapsing of the Restriction Period or other terms, conditions or restrictions applicable thereto; and/or issuance or distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which performance goals shall be determined over a measurement period or periods established by the Committee and shall be based on the attainment of specified levels of one or more Performance Criteria. Performance Criteria may be applied either individually, alternatively or in any combination to the Company or any Affiliate or Affiliates, on a consolidated or individual company basis, or on a division, entity, line of business, project or geographical basis, either individually, alternatively or in any combination, as determined by the Committee, in its discretion. As determined by the Committee, performance goals may or may not relate to performance under one or more Performance Criteria as hereinabove described compared to the performance of other companies or an index or indices. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m)(4)(C) of the Code, or any successor provision thereto, and the regulations thereunder, for performance-based compensation, and may be set forth in the applicable Agreement.

(c)    Notwithstanding any other provision of the Plan, payment, grant, vesting, distribution or issuance of any Award that is subject to this Section 15, or cash, shares of Common Stock or other property pursuant to such Award, shall not be made until the Committee certifies in writing that the applicable performance goals and any other material terms of such Award were in fact satisfied, except as otherwise provided in paragraph (d) of this Section 15.

(d)    Notwithstanding any provision of the Plan, other than Section 16, to the contrary, with respect to any Award that is subject to this Section 15, (i) the Committee may adjust downwards, but not upwards, any amount payable, or other benefits granted, issued, retained and/or vested pursuant to such an Award on account of satisfaction of the applicable performance goals on the basis of such further considerations as the Committee in its discretion shall determine, and (ii) the Committee may not waive the achievement of the applicable performance goals, except in the case of the Participant’s death, disability or involuntary termination of employment by the Company or an Affiliate without “cause,” or by the Participant with “good reason” (in each case, within the meaning of the applicable Agreement), or a Change of Control.

(e)    The Committee shall have the power to impose such other restrictions on Awards subject to this Section 15 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

(f)    Notwithstanding any provision of the Plan other than Section 16, to the contrary, the following limits shall apply to grants of Awards under the Plan:

(i)	The maximum aggregate number of shares of Common Stock which may be subject to Options or SARs granted under the Plan to any Participant in any calendar year shall be 500,000.

(ii)	The maximum aggregate number of shares of Common Stock which may be subject to Awards of Restricted Stock granted under the Plan to any Participant in any calendar year shall be 150,000.

(iii)	The maximum aggregate grant with respect to Other Stock-Based Awards granted under the Plan to any Participant in any calendar year shall be 150,000 shares of Common Stock (or cash amounts based on the value of such number of shares).

(iv)	The maximum aggregate grant with respect to Non-Employee Director Stock Awards granted under the Plan to any Non-Employee Director in any calendar year shall be 150,000 shares of Common Stock.

To the extent required by Section 162(m) of the Code, shares of Common Stock subject to any Options or SARs that are canceled shall continue to be counted against the limits set forth in paragraphs (i) and (ii) of this Section 15(f).

16.    Changes in Capital. (a) The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock or other securities or subscription rights thereto, the dissolution or liquidation of the Company or any Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. Further, except as expressly provided herein or by the Committee, (i) the issuance by the Company of shares of Common Stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than shares of Common Stock, (iii) the occurrence of any capital change described in paragraph (b) of this Section 16 or (iv) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the option exercise price or purchase price per share applicable to any Award, unless the Committee shall determine, in its discretion, that an adjustment is necessary or appropriate.

(b)    (i) Upon changes in the outstanding Common Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Common Stock, separation, or reorganization, or in the event of an extraordinary dividend, “spin-off,” liquidation or other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company’s capital structure, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee in its discretion deems equitable or appropriate, including such adjustments in (1) the aggregate number, class and kind of securities available under the Plan and as to which Awards may be granted, (2) the Award limits set forth in Section 15(e) and (3) in the number, class and kind of securities or other property subject to Awards and, if applicable, the option exercise price, grant price or other price per share (or equivalent) thereof (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company, or the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof), as the Committee in its discretion may determine to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to outstanding Awards.

(ii) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to this Section 16(b) shall be aggregated until, and eliminated at, the time of exercise or payment of the affected Awards or at the end of the Restriction Period with respect to Restricted Stock. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such Notice is given) shall be effective and binding for all purposes of the Plan.

(ii) Any adjustment, substitution or change pursuant to this Section 16 made with respect to an Award intended to be an Incentive Stock Option shall be made only to the extent consistent with such intent, unless the Committee determines otherwise, and any such adjustment that is made with respect to an Award to which Section 15 is applicable shall be made consistent with the intent that such Award qualify for the performance-based compensation exception under Section 162(m) of the Code (or any successor provision).

(iii) Determinations of the Committee as to Award adjustments and substitutions under this Section 16, if any, shall be conclusive and binding on all persons, including Participants.

(c)    In the event of a Change of Control:

(i)	except as otherwise provided in the Agreement specifically with respect to a Change of Control:

(1)	immediately prior to the occurrence of such Change of Control, all restrictions on Restricted Stock or Other Stock-Based Awards previously awarded to Participants shall be immediately cancelled, the Restriction Periods applicable to such Restricted Stock shall immediately terminate and all restrictions on transfer, sale, assignment, pledge or other disposition applicable to any such Restricted Stock or Other Stock-Based Awards shall immediately lapse, without regard to any contrary provisions contained in the Plan or the applicable Agreements;

(2)

immediately prior to the occurrence of such Change of Control, all Options, SARs and/or Other Stock-Based Awards which are outstanding shall be accelerated so that such Awards immediately become fully exercisable as to all shares of Common Stock subject thereto, without regard to any limitations of time or amount otherwise contained in the Plan or the applicable Agreements or any other provision of the Plan or the applicable Agreements to the contrary, and, in the event a Participant terminates employment or service with the Company or an Affiliate (or any successor respectively thereof) under any circumstances during the one year period following a Change of Control, all Options or SARs held by such Participant (or such Participant’s transferee) shall remain exercisable at least until the first anniversary of the Participant’s termination of employment or service or the expiration of the term of such Option or SAR, if earlier;

(3)	immediately prior to the occurrence of such Change of Control, all restrictions on transfer, sale, assignment, pledge or other disposition applicable to any shares of Common Stock covered by a Non-employee Director Stock Award shall immediately lapse;

(4)	immediately prior to the occurrence of such Change of Control, all outstanding Awards shall immediately become fully vested and nonforfeitable;

(5)	any performance goals or other conditions applicable to any outstanding Award shall be deemed achieved and satisfied at the highest level, without regard to any contrary provisions contained in the Plan or the applicable Agreement; and

(6)	except as otherwise provided by the Committee in accordance with Section 16(c)(ii), any Award the payment or settlement of which was deferred under Section 17(e)(ii), and any Other Stock-Based Award that is otherwise to be paid or settled on a deferred basis, shall be paid or distributed immediately prior to such Change of Control; and

(ii) in its discretion and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Award or by a resolution adopted prior to the occurrence of the Change of Control, that:

(1)	any outstanding Award shall be adjusted by substituting for each share of Common Stock subject to such Award immediately prior to the transaction resulting in the Change of Control the consideration (whether stock or other securities of the surviving corporation or any successor corporation of the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change of Control, or other property) received in such transaction by holders of Common Stock for each share of such Common Stock held on the closing or effective date of such transaction, in which event, the aggregate exercise price or grant price (if any) of the Award shall remain the same; provided, however, that if such consideration received in such transaction is not solely stock of a successor, surviving or other corporation, the Committee may provide for the consideration to be received upon exercise or payment of an Award, for each share of Common Stock subject to such Award, to be solely stock or other securities of the successor, surviving or other corporation, as applicable, equal in fair market value, as determined by the Committee, to the per-share consideration received by holders of the Common Stock in such transaction; and

(2)	any outstanding Award (or a portion thereof) shall be converted into a right to receive in cash, as soon as practicable following the Change of Control, an amount equal to the greater of (x) the highest value of the consideration to be received in connection with such transaction for one share of Common Stock and (y) the highest market trading price of a share of the Common Stock reported in The Wall Street Journal during the 30 consecutive trading days prior to the Change of Control, less, in the case of an Award prescribing an exercise price or grant price, the per share exercise price or grant price of such Award, multiplied by the number of shares of Common Stock subject to such Award (or the applicable portion thereof); and

(iii) the Committee may, in its discretion, provide that an Award cannot be exercised after, or will otherwise terminate as of, such Change of Control.

No Participant shall have any right to prevent the consummation of any transaction involving the Company or an Affiliate or any of the forgoing actions affecting the number of shares available to, or other entitlements of, such Participant under the Plan or any Award. Any actions or determinations of the Committee under this paragraph (c) of Section 16 need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the foregoing adjustments, in no event may any Option or SAR be exercised after ten (10) years from the date it was originally granted, except as otherwise provided in Section 6(c).

(d)    Notwithstanding any other provision of the Plan or any Agreement, the provisions of paragraph (c) of this Section 16 may not be terminated, amended or modified on or after the date of a Change of Control to adversely affect any Participant’s Award theretofore granted and then outstanding under the Plan without the prior written consent of such Participant.

17.    Miscellaneous Provisions. (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of shares of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company. The costs and expenses of the Plan shall be borne by the Company, including expenses of issuing Common Stock pursuant to any Awards granted hereunder.

(b)    Except as otherwise provided in this paragraph (b) of Section 17 or paragraph (e) of Section 8 or paragraph (d) of Section 10, an Award by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by him or her. The foregoing to the contrary notwithstanding, at the Committee’s discretion, an Agreement may permit the receipt or exercise of a Participant’s Award (or any portion thereof) after his or her death by the beneficiary most recently named by such Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, by the legal representatives of such Participant’s estate and/or an Award other than an ISO to be transferred by a Participant during his or her lifetime to such Participant’s alternate payee pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder. Further notwithstanding the foregoing to the contrary, at the Committee’s discretion, an Agreement may permit the transfer of an Award, other than an ISO or a Tandem SAR granted in connection with an ISO, by the recipient thereof, subject to (i) any applicable Restriction Period, (ii) the provisions of Section 10(d), if applicable, and (iii) such other terms, conditions and limitations as may be prescribed by the Committee (including a requirement that the transferee execute an agreement agreeing to be bound by the terms of such Award or any such other terms, conditions and limitations), and, except as otherwise provided by the Committee, the applicable transferee of such Award shall be treated under the Plan and the applicable Agreement as the Participant for purposes of any exercise or payment of such Award. In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable. Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 17(b) shall be void and unenforceable against the Company.

(c)    (i) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Common Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no Award may be granted, exercised, paid or transferred in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(ii) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Awards and the right to exercise any Option or other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(iii) Upon termination of any period of suspension under this Section 17(c), any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(d)    The Committee may require each person receiving Common Stock in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe.

(e)    (i) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option or delivered pursuant to the payment or settlement of any other Award as it may deem advisable, including minimum holding period requirements, restrictions under applicable securities laws or under the requirements of any stock exchange or market upon which such shares are listed and/or traded.

(ii) To the extent provided in the Agreement, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of the Restriction Period with respect to Restricted Stock or the payment in respect of Other Stock-Based Awards. If any such deferral is permitted or required, (x) such deferral shall represent an unfunded and unsecured obligation of the Company and shall not confer the rights of a stockholder unless and until shares of Common Stock are issued thereunder; (y) the number of shares of Common Stock subject to such deferral shall, until settlement thereof, be subject to adjustment pursuant to Section 16; and (z) the Committee shall establish rules and procedures for such deferrals and payment or settlement thereof, which may be in cash, shares of Common Stock or any combination thereof, and such deferrals may be governed by the terms and conditions of any deferred compensation plan of the Company or an Affiliate specified by the Committee for such purpose.

(f)    (i) Unless otherwise provided by the Committee, no adjustment shall be made in the shares of Common Stock issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Common Stock prior to issuance of such shares under such Award.

(ii) Any Award (including any Award the payment or settlement of which is deferred pursuant to Section 17(e)(ii)) may accrue Dividend Equivalents during any period following the date such Award is granted and until the date such Award is exercised, vests, terminates or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock, on a current or deferred basis (and may thereafter accrue additional Dividend Equivalents), by such formula and at such time and subject to such limitations as may be determined by the Committee.

(g)    By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board.

(h)    Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their employees or consultants or directors, or grant or assume options or other rights otherwise than under the Plan.

(i)    Unless stated otherwise in the Agreement, notwithstanding any other provision of the Plan, any Award granted to an executive, officer or director of the Company who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Agreement shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of the Plan or an Agreement, any Award subject to Section 15 shall be subject to any applicable limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder (including any amendment to the foregoing) that are requirements for qualification as “other performance-based compensation” as described in Section 162(m)(4)(C) of the Code, and the Plan and the Agreement shall be deemed amended to the extent necessary to conform to such requirements and no action of the Committee that would cause such Award not to so qualify shall be effective.

(j)    Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to determine (and may so provide in any Agreement) that a Participant’s (including, for purposes of this Section 17(j), his or her estate’s or beneficiary’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment in the event of the Participant’s termination of employment or service with the Company or an Affiliate for cause or due to voluntary resignation; serious misconduct; violation of the Company’s or an Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or an Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or any Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or any Affiliate (in any such case, whether or not the Participant is then an employee, director or consultant of the Company or an Affiliate). The determination of whether a Participant’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its good faith discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Participant’s outstanding Awards pending an investigation of the matter.

(k)    Except to the extent that such action would cause an Award subject to Section 15 to not qualify for the performance-based compensation exception under Section 162(m) of the Code (or any successor provision), the Committee shall have the authority to make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations, rules or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award, including any Agreement, in the manner and to the extent the Committee shall deem desirable to effectuate any such adjustments. The determination of the Committee concerning the foregoing adjustments, if any, shall be conclusive and binding on all Participants.

(l)    An Option or other Award shall not be exercisable with respect to a fractional share of Common Stock or the lesser of fifty (50) shares or the full number of shares of Common Stock then subject to the Option or other Award. No fractional shares of Common Stock shall be issued upon the exercise or payment of an Option or other Award.

(m)    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(n)    Except as to matters concerning the issuance of shares of Common Stock or other matters of corporate governance, which shall be determined, and related Plan and Award provisions construed, under the General Corporation Law of the State of Delaware, the Plan and each Agreement shall be governed by the laws of the

State of Colorado, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Colorado, to resolve any and all issues that may arise out of or relate to the Plan or any related Agreement.

(o)    The words “Section,” “subsection” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires.

18.    Limits of Liability. (a) Any liability of the Company or an Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Agreement.

(b)    None of the Company, any Affiliate nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

(c)    The Company shall not be liable to a Participant or any other person as to: (i) the non-issuance of shares of Common Stock as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award.

19.    Amendments and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan, and the Committee may, to the extent permitted by the Plan, amend the terms of any Award theretofore granted, including any Agreement, in each case, retroactively or prospectively; provided, however, that no such amendment, alteration, suspension, or termination of the Plan shall be made which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) the then-applicable requirements of Rule 16b-3, (ii) any requirements under the Code relating to ISOs or for exemption from Section 162(m) of the Code, or (iii) any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and the New York Stock Exchange)), would:

(a)    except as is provided in Section 16, increase the maximum number of shares of Common Stock which may be sold or awarded under the Plan or increase the maximum limitations set forth in Section 15(e);

(b)    except as is provided in Section 16, decrease the minimum option exercise price requirements of Section 6(a) or grant price requirements of Section 7(c);

(c)    change the class of persons eligible to receive Awards under the Plan;

(d)    extend the duration of the Plan or the period during which Options or SARs may be exercised under Section 6(b) or Section 7(d); or

(e)    otherwise require stockholder approval to comply with any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and the New York Stock Exchange).

In addition, (A) no such amendment, alteration, suspension or termination of the Plan or any Award theretofore granted, including any Agreement, shall be made which would materially impair the previously accrued rights of a Participant under any outstanding Award without the written consent of such Participant, provided, however, that the Board may amend or alter the Plan and the Committee may amend or alter any

Award, including any Agreement, either retroactively or prospectively, without the consent of the applicable Participant, (x) so as to preserve or come within any exemptions from liability under Section 16(b) of the Exchange Act, pursuant to the rules and releases promulgated by the SEC (including Rule 16b-3), and/or so that any Award granted to an officer or executive of the Company shall qualify as “other performance-based compensation” as described in Section 162(m)(4)(C) of the Code, or (y) if the Board or the Committee determines in its discretion that such amendment or alteration either (I) is required or advisable for the Company, the Plan or the Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard or (II) is not reasonably likely to significantly diminish the benefits provided under such Award, or that such diminishment has been or will be adequately compensated, and (B) notwithstanding any other provisions of the Plan, neither the Board nor the Committee may take any action to (1) amend the terms of an outstanding Option or SAR to reduce the option exercise price or grant price thereof, cancel an Option or SAR and replace it with a new Option or SAR with a lower option exercise price or grant price, or that has an economic effect that is the same as any such reduction or cancellation; (2) cancel an outstanding Option or SAR having an option exercise price or grant price above the then-current Fair Market Value of the Common Stock in exchange for the grant of another type of Award or (3) amend the minimum exercisability or vesting provisions of Sections 6(c), 7(d)(ii), 8(g) and 9(f), without, in each such case, first obtaining approval of the stockholders of the Company of such action.

20.    Duration. The Plan shall become effective as of the date on which it is approved by the holders of a majority of the Company’s outstanding capital stock which is present and voted at an Annual Meeting, in accordance with applicable laws and the New York Stock Exchange Rules, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. The Plan shall continue in effect, subject to the right of the Board to terminate the Plan at any time pursuant to Section 19, until all shares of Common Stock subject to the Plan are delivered pursuant to the Plan’s provisions and all restrictions on such shares have lapsed; provided, however, that no Award may be granted under the Plan more than ten (10) years after the date the Plan is approved by the Company’s stockholders.

PROXY

NEWMONT MINING CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

April 27, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NEWMONT MINING CORPORATION

The undersigned, a holder of record shares of common stock, par value $1.60 per share of Newmont Mining Corporation at the close of business on March 3, 2005 (the “Record Date”), hereby appoints Bruce D. Hansen, Britt D. Banks and Sharon E. Thomas, and each or any of them, the proxy or proxies of the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote all shares of the common stock of Newmont Mining Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at 10:00 a.m. local time on Wednesday, April 27, 2005 in Ballroom A, Brown Palace Hotel, 321-17th Street, Denver, Colorado and any adjournments thereof, upon the matters listed on the reverse side hereof. The proxies appointed hereby may act by a majority of said proxies present at the meeting (or if only one is present, by that one).

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU VOTE ONE OF THE THREE WAYS DESCRIBED BELOW.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

or

2.	Call toll free 1-866-540-5760 on a touch tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

3.	Vote by Internet at our Internet Address: http://www.proxyvoting.com/nem

PLEASE VOTE

THE BOARD OF DIRECTORS’ RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.	Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE

Item 1.	Election of Directors		Nominees: 01 G.A. Barton, 02 V.A. Calarco, 03 M.S. Hamson, 04 L.I. Higdon, Jr., 05 P. Lassonde, 06 R.J. Miller, 07 W.W. Murdy, 08 R.A. Plumbridge, 09 J.B. Prescott, 10 D. C. Roth, 11 S. Schulich, 12 J.V. Taranik	Item 2.	Ratify Appointment of Independent Auditors	FOR	AGAINST	ABSTAIN
	FOR ALL	WITHHELD FOR ALL				☐	☐	☐
	☐	☐	FOR ALL EXCEPT NOMINEES WRITTEN IN THE SPACE PROVIDED BELOW.

The undersigned hereby authorizes the proxies, in their discretion, to vote on any other business which may properly be brought before the meeting or any adjournment thereof.

By execution of the Proxy, the undersigned hereby authorizes such proxies or their substitutes to vote in their discretion on such other business as may properly come before the Annual Meeting.

Proxies can only be given by Newmont Mining common stockholders of record on the Record Date. Please sign your name below exactly as it appears on your stock certificate(s) on the Record Date or on the label affixed hereto. When the shares of Newmont Mining common stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

						FOR	AGAINST	ABSTAIN
				Item 3.	Approve 2005 Stock Incentive Plan	☐	☐	☐

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.							Will Attend	☐

Signature	Signature	Date

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/nem Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

NEWMONT MINING CORPORATION

Notice to Exchangeable Shareholders

Our records show that you hold Exchangeable Shares of Newmont Mining Corporation of Canada Limited (“Newmont Canada,” formerly known as Franco-Nevada Mining Corporation Limited), a Canadian company. The Exchangeable Shares provide you with economic and voting rights that are, as nearly as practicable, equivalent to those of holders of shares of common stock of Newmont Mining Corporation (the “Company”), the U.S. parent of Newmont Canada, including the right to attend and vote at meetings of the common stockholders of the Company. The Company will be holding an annual meeting (the “Annual Meeting”) of its common stockholders on April 27, 2005 to

•	Elect directors;

•	Ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2005;

•	Consider and act upon a proposal to approve the Corporation’s 2005 Stock Incentive Plan; and

•	Transact such other business that may properly come before the meeting.

At such Annual Meeting you will have voting rights, based on the number of Exchangeable Shares you hold. You are permitted to instruct Computershare Trust Company of Canada, the Trustee under a Voting and Exchange Trust Agreement as to how the Trustee is to vote your Exchangeable Shares at the Annual Meeting of the Company. If you do not give voting instructions, the Trustee will not be entitled to exercise the voting rights attached to your Exchangeable Shares. Alternatively, you may instruct the Trustee to give you or a person designated by you a proxy to exercise personally the voting rights attached to your Exchangeable Shares. To instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign, date and return the enclosed Voting Instruction Form to the Trustee by 5:00 p.m., Toronto time, on April 21, 2005. The Trustee will not be obligated to act on any instructions received after that time.

You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated Voting Instruction Form. No notice of revocation or later-dated Voting Instruction Form, however, will be effective unless received by the Trustee prior to 5:00 p.m., Toronto time, on April 21, 2005.

Whether or not you plan to attend the Annual Meeting, please sign, date and return the Voting Instruction Form in the envelope provided in order to ensure that your Exchangeable Shares will be represented at the Annual Meeting.

Non-Registered Holders

Only registered holders of Exchangeable Shares of Newmont Canada are permitted to instruct the Trustee as to how to vote their Exchangeable Shares at the Annual Meeting or to attend and vote at the Annual Meeting in person or by proxy as described above. You may be a beneficial owner of Exchangeable Shares (a “Non-Registered Holder”) if your Exchangeable Shares are registered either:

(i)	in the name of an intermediary (an “Intermediary”) with whom you deal in respect of the Exchangeable Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

(ii)	in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

Newmont Canada has distributed copies of the Notice of Meeting, the Proxy Statement and this Notice to Exchangeable Shareholders (collectively, the “meeting materials”) to Intermediaries who are required to forward these meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. If you are a Non-Registered Holder who has not waived the right to receive meeting materials you will be given either:

(i)	a voting instruction form, which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which specifies the number of Exchangeable Shares beneficially owned by you but which is otherwise uncompleted. This voting instruction form need not be signed by you. In this case, if you wish to direct the voting of the Exchangeable Shares held by you or attend and vote at the Annual Meeting (or have another person attend and vote on your behalf) you should properly complete the voting instruction form and deposit it with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 or by fax to (416) 981-9800 prior to 5:00 p.m., Toronto time, on April 21, 2005; or

(ii)	a voting instruction form, which must be completed and signed by you in accordance with the directions on the voting instruction form (which may in some cases permit the completion of the voting instruction form by telephone).

The purpose of these procedures is to permit you, as a Non-Registered Holder, to direct the voting of the Exchangeable Shares you beneficially own or to attend and vote at the Annual Meeting, in person or by proxy. Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies.

A Non-Registered Holder may revoke a voting instruction form given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a voting instruction form that is not received by the Intermediary at least seven days prior to the Annual Meeting.

Information Relating to Newmont Mining Corporation

Exchangeable Shares are exchangeable on a one-for-one basis for shares of common stock of the Company and you, as a holder of Exchangeable Shares, are entitled to receive dividends from the Company payable at the same time as and equivalent to, on a per-share basis, any dividends paid by the Company to holders of its shares of common stock. As a result of the economic equivalency and voting rights between the Exchangeable Shares and shares of common stock of the Company you, as a holder of Exchangeable Shares, will have a participating interest determined by reference to the Company and not Newmont Canada. Accordingly, it is information related to the Company that is relevant to you and enclosed in this package is the Company’s Proxy Statement which we urge you to read carefully.

VOTING INSTRUCTION FORM

DIRECTION GIVEN BY REGISTERED HOLDERS OF

EXCHANGEABLE SHARES OF NEWMONT MINING CORPORATION

OF CANADA LIMITED FOR THE APRIL 27, 2005 ANNUAL

MEETING OF STOCKHOLDERS OF NEWMONT MINING CORPORATION

The undersigned, having read the Notice of Annual Meeting (the “Annual Meeting”) of stockholders of Newmont Mining Corporation (the “Company”) to be held in Ballroom A, Brown Palace Hotel, 321-17th Street, Denver, Colorado, U.S.A., on Wednesday, April 27, 2005, at 10:00 a.m. local time, the Proxy Statement, and the accompanying Notice to Exchangeable Shareholders, receipt of each of which is hereby acknowledged, does hereby instruct and direct Computershare Trust Company of Canada (the “Trustee”), pursuant to the provisions of the Voting and Exchange Trust Agreement (the “Agreement”) dated as of February 16, 2002, among the Company, Newmont Mining Corporation of Canada Limited and the Trustee, as follows:

PLEASE NOTE: IF NO DIRECTION IS MADE AND YOU SIGN BELOW, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE “FOR” ITEMS 1, 2 AND 3 BELOW AND, AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, TO VOTE IN ITS DISCRETION.

(Please select one of A, B or C)

A. ☐	Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the undersigned’s voting rights at the Annual Meeting, or any postponement or adjournment thereof, as follows:

(Please complete the following only if you have selected Alternative A)

1.	ELECTION OF DIRECTORS

For All	Withheld For All	Nominees: 01 G.A. Barton, 02 V.A. Calarco, 03 M.S. Hamson, 04 L.I. Higdon, Jr., 05
P. Lassonde,
06 R.J. Miller, 07 W.W. Murdy, 08 R.A. Plumbridge, 09 J.B. Prescott, 10 D.C. Roth,
11 S. Schulich,
12 J.V. Taranik
☐	☐

FOR ALL EXCEPT NOMINEES WRITTEN IN THE SPACE PROVIDED BELOW

2.	Ratify appointment of PricewaterhouseCoopers LLP as Newmont’s independent auditors for 2005.

For	Against	Abstain
☐	☐	☐

3.	Consider and act upon a proposal to approve the Corporation’s 2005 Stock Incentive Plan.

For	Against	Abstain
☐	☐	☐

4.	To vote, in its discretion, on any other business which may properly be brought before the meeting or any adjournment thereof.

(If you have selected Alternative A, please go directly to the signature line on this page)

B. ☐	Deliver a proxy card to the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of Newmont Mining Corporation of Canada Limited held by the undersigned on the record date for the Annual Meeting so that the undersigned may exercise personally the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

(If you have selected Alternative B, please go directly to the signature line on this page)

C. ☐	Deliver a proxy card to attend and act for and on behalf of the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of Newmont Mining Corporation of Canada Limited held by the undersigned on the record date for the Annual Meeting with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

Executed on the      day of                 , 2005.

Signature:

Print Name:

NOTES:

(1)	A shareholder has the right to appoint a person to represent him/her at the Annual Meeting by inserting in the space provided the name of the person the shareholder wishes to appoint. Such person need not be a shareholder.

(2)	To be valid, this Voting Instruction Form must be signed and deposited with Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1 in the enclosed return envelope or by fax to (416) 981-9800 prior to 5:00 p.m., Toronto time, on April 21, 2005 or, if the Annual Meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned Annual Meeting.

(3)	If an individual, please sign exactly as your Exchangeable Shares are registered.

(4)	If the shareholder is a corporation, this Voting Instruction Form must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed.

(5)	If Exchangeable Shares are registered in the name of an executor, administrator or trustee, please sign exactly as the Exchangeable Shares are registered. If the Exchangeable Shares are registered in the name of the deceased or other shareholder, the shareholder’s name must be printed in the space provided. This Voting Instruction Form must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to this Voting Instruction Form.

(6)	In many cases, Exchangeable Shares beneficially owned by a holder (a “Non-Registered Holder”) are registered in the name of a securities dealer or broker or other intermediary, or a clearing agency. Non-Registered Holders should, in particular, review the section entitled “Non-Registered Holders” in the accompanying Notice to Exchangeable Shareholders and carefully follow the instructions of their intermediaries.

(7)	If a share is held by two or more persons, each should sign this Voting Instruction Form.

(8)	If this Voting Instruction Form is not dated in the space provided, it is deemed to bear the date on which it is mailed to the shareholder.

CDI Voting Instruction Form

Newmont Mining Corporation ARBN 099 065 997 Incorporated in Delaware, USA with limited liability	Share Registry: National Shareholder Services Pty Limited PO Box 7156 Hutt Street, Adelaide, 5000 South Australia, Australia

Annual Meeting of Stockholders April 27, 2005, Denver Colorado, USA	Telephone + 61 8 8232 0003 Facsimile + 61 8 8232 0072

Name	Holder ID:
Name/Address	Holding as at 3 March 2005:
Name/Address
Address
Address

1. Your Vote is Important

Your voting instructions are sought in respect of your holding of Newmont Mining Corporation (Newmont) CDIs. CHESS Depository Nominees Pty Ltd has received a proxy solicitation from the Board of Directors of Newmont and will vote the underlying shares of Newmont Common Stock in accordance with your instructions.

2. Voting Instructions

I/We being a holder of Newmont CHESS Depository Interests (CDIs) as at the record date of March 3, 2005 hereby direct CHESS Depository Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting in respect of the resolutions outlined below, as follows:

TO ELECT DIRECTORS:

Please mark the boxes to indicate your directions.

	For	Against	Abstain		For	Against	Abstain
1. Glen A. Barton	☐	☐	☐	7. Wayne W. Murdy	☐	☐	☐

2. Vincent A. Calarco	☐	☐	☐	8. Robin A. Plumbridge	☐	☐	☐

3. Michael S. Hamson	☐	☐	☐	9. John B. Prescott	☐	☐	☐

4. Leo I. Higdon, Jr	☐	☐	☐	10. Donald C. Roth	☐	☐	☐

5. Pierre Lassonde	☐	☐	☐	11. Seymour Schulich	☐	☐	☐

6. Robert J. Miller	☐	☐	☐	12. James V. Taranik	☐	☐	☐

By execution of this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depository Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.

RATIFY APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS NEWMONT’S INDEPENDENT AUDITORS FOR 2005.

For	Against	Abstain
☐	☐	☐

CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE CORPORATION’S 2005 STOCK INCENTIVE PLAN.

For	Against	Abstain
☐	☐	☐

3. Authorised Signature(s): This Instruction Form must be signed by the CDI holder(s), or if a corporation, in accordance with its constitution (articles) and under its Common Seal (if applicable), or under the hand of an Authorised Officer or Attorney. (Refer to notes overleaf.)

INDIVIDUALS	COMPANIES

Individual or first joint holder	Sole Director and Sole Secretary

Second joint holder	Director

Date		Common Seal
(if applicable)
Director/Secretary

In case of a query please provide:	Contact name	Daytime telephone number

4. Lodgement of Form

Please return your completed, signed form to National Shareholder Services Pty Ltd so that it is received by 5.00 pm April 22, 2005 (see over).

PLEASE REFER TO THE NOTES AND INSTRUCTIONS OVERLEAF

Notes and Instructions for Completion of CDI Voting Instruction Form

1. Your Vote is Important

Each Newmont CDI is equivalent to one tenth of one share of Newmont Common Stock, so that every ten CDIs that you hold as at the record date of March 3, 2005 entitles you to give voting directions in respect of one share of Common Stock.

CHESS Depository Nominees Pty Ltd (CDN) is the stockholder of record for the Common Stock that is represented by your CDIs. CDN will vote the underlying shares of Common Stock in accordance with the directions of CDI holders.

Please complete, sign and return the CDI Voting Instruction Form to give your voting directions.

2. To Give Your Voting Instructions

To give your voting directions, please complete Section 2 of the form (overleaf). You can complete the appropriate boxes to indicate your voting directions (either for, against or abstain) for each resolution. If you mark the abstain box, you are directing the proxy not to vote on that item. If a tick is placed in a box, your total CDI holding will be voted in that manner. You may if you wish, split your voting direction by inserting the number of CDIs you wish to vote in the appropriate box. The voting directions will be invalid if the total CDI holding shown in the For, Against and Abstain boxes is more than your total CDI holding as shown on the CDI register.

3. Instructions for Signing

You must sign the form to authorise your instructions. Please sign as follows:

INDIVIDUALS	This proxy must be signed by the shareholder.

JOINT HOLDERS	This proxy must be signed by the shareholders.

COMPANIES

Please ensure that the proxy is signed by:

•  the Sole Director and Sole Secretary (one signatory); or

•  a Director and the Company Secretary (two signatory); or

•  Two Directors (two signatories); as required under the constitution of your company and affix the common seal, if applicable.

POWER OF ATTORNEY	If signed under Power of Attorney, the Attorney by signing, states that no revocation of the Power has been received. Power of Attorney must have been exhibited previously with the Company or else a certified copy must accompany this form.

4. Lodgement Instructions

Your CDI Voting Instruction Form must be received by 5.00 pm April 22 , 2005 otherwise it will be invalid.

Please return your form as follows:

BY MAIL TO:	HAND DELIVER TO:	BY FAX TO:

National Shareholder Services	National Shareholder Services	National Shareholder Services
PO Box 7156, Hutt Street	100 Hutt Street	(08) 8232 0072 (Australia)

Adelaide SA 5000	Adelaide SA 5000	+61 8 8232 0072 (overseas)
Australia

Further Assistance

For further assistance please contact Newmont’s CDI registry, National Shareholder Services on (08) 8232 0003 (Australia) or +61 8 8232 0003 (overseas).